Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Entity Registrant Name	Dryships Inc.
Entity Central Index Key	0001308858
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well Known Seasoned Issuer	Yes
Entity Common Stock Shares Outstanding	369,649,777
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
CURRENT ASSETS:
Cash and cash equivalents	$ 391,530	$ 693,169
Restricted cash (Note 2)	578,311	350,833
Trade accounts receivable, net of allowance for doubtful receivables of $487 and $0	25,204	66,681
Due from related parties (Note 4)	20,939	27,594
Financial instruments (Note 12)	1,538	993
Other current assets	47,588	41,380
Total current assets	1,065,110	1,180,650
FIXED ASSETS, NET:
Advances for vessels and rigs under construction and acquisitions (Note 5)	2,072,699	1,182,600	[1]
Vessels, net (Note 6)	1,917,966	2,058,329
Drilling rigs, machinery and equipment, net (Note 6)	1,249,333	1,329,641
Total fixed assets, net	5,239,998	4,570,570	[1]
OTHER NON-CURRENT ASSETS:
Restricted cash (Note 2)	195,517	0
Intangible assets, net (Note 9)	10,506	12,639
Above-market acquired time charter (Note 9)	1,170	2,048
Other non-current assets (Note 10)	472,193	41,088
Total other non-current assets	679,386	55,775
Total assets	6,984,494	5,806,995	[1]
CURRENT LIABILITIES:
Current portion of long-term debt (Note 11)	731,232	1,698,692
Accounts payable and other current liabilities	14,009	24,565
Accrued liabilities	67,554	80,236
Deferred revenue	49,937	19,693
Financial instruments (Note 12)	72,703	72,837
Total current liabilities	935,435	1,896,023
NON-CURRENT LIABILITIES
Below- market acquired time charter (Note 9)	854	7,632
Long-term debt, net of current portion (Note 11)	1,988,460	985,992
Financial instruments (Note 12)	159,376	104,763
Other non-current liabilities (Note 15)	840	43
Total non-current liabilities	2,149,530	1,098,430
COMMITMENTS AND CONTINGENCIES (Note 16)
STOCKHOLDERS EQUITY:
Preferred stock $0.01 par value; 500,000,000 shares authorized; 100,000,000 shares designated as Series A Convertible preferred stock; 52,238,806 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2009 and 2010 (Note 13)	522	522
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2009 and 2010; 280,326,271 and 369,649,777 shares issued and outstanding at December 31, 2009 and 2010, respectively (Note 13)	3,696	2,803
Additional paid-in capital (Note 13)	3,062,444	2,681,974
Accumulated other comprehensive loss	(38,754)	(33,399)	[1]
Retained earnings	335,345	160,642
Total Dryships Inc. stockholders equity	3,363,253	2,812,542	[1]
Non controlling interests (Note 8)	536,276	0
Total equity	3,899,529	2,812,542	[1]
Total liabilities and stockholders equity	$ 6,984,494	$ 5,806,995	[1]

[1]	As restated, see also Note 1b

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Allowance for doubtful receivables	$ 0	$ 487
Preferred stock par value	$ 0.01	$ 0.01
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000,000,000	1,000,000,000
Common stock shares issued	369,649,777	280,326,271
Common stock shares outstanding	369,649,777	280,326,271
Preferred Stock [Member]
Consolidated Balance Sheets
Preferred stock shares authorized	500,000,000	500,000,000
Series A Convertible Preferred Stock
Consolidated Balance Sheets
Preferred stock shares authorized	100,000,000	100,000,000
Preferred stock shares issued	52,238,806	52,238,806
Preferred stock shares outstanding	52,238,806	52,238,806

Consolidated Statements of Operations (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008
REVENUES:
Revenues (Note 2 and 20)	$ 859,745	$ 819,834		$ 1,080,702
OPERATING EXPENSES / (INCOME)
Voyage expenses (Note 2 and 18)	27,433	28,779		53,172
Vessel and drilling rigs operating expenses (Note 18)	190,614	201,887		165,891
Depreciation and amortization (Note 6 and 9)	192,891	196,309		157,979
Gain on sale of assets, net (Note 6)	(9,435)	(2,045)		(223,022)
Gain on contract cancellation	0	(15,270)		(9,098)
Contract termination fees and forfeiture of vessel deposits (Note 4 and 5)	0	259,459		160,000
Vessel impairment charge (Note 6 and 12)	3,588	1,578		0
Goodwill impairment charge (Note 7)	0	0		700,457
General and administrative expenses	87,264	90,823		89,358
Operating income/(loss)	367,390	58,314		(14,035)
OTHER INCOME / (EXPENSES):
Interest and finance costs (Note 19)	(67,825)	(84,430)	[1]	(113,194)
Interest income	21,866	10,414		13,085
Gain/(loss) on interest rate swaps (Note 12)	(120,505)	23,160		(207,936)
Other, net (Note 12)	9,960	(6,692)		(12,640)
Total expenses, net	(156,504)	(57,548)		(320,685)
INCOME /(LOSS) BEFORE INCOME TAXES AND EQUITY IN LOSS OF INVESTEE	210,886	766	[1]	(334,720)
Less: Income taxes (Note 22)	(20,436)	(12,797)		(2,844)
Less: Equity in loss of investee (Note 7)	0	0		(6,893)
NET INCOME/(LOSS)	190,450	(12,031)	[1]	(344,457)
Less: Net income attributable to non controlling interests (Note 2 and 8)	(2,123)	(7,178)		(16,825)
NET INCOME/(LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	188,327	(19,209)	[1]	(361,282)
NET INCOME/(LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS (Note 21)	$ 172,564	$ (26,706)	[1]	$ (361,809)
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, BASIC (Note 21)	$ 0.64	$ (0.13)	[1]	$ (8.11)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, BASIC (Note 21)	268,858,688	209,331,737		44,598,585
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, DILUTED (Note 21)	$ 0.61	$ (0.13)	[1]	$ (8.11)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, DILUTED (Note 21)	305,425,852	209,331,737		44,598,585

[1]	As restated, see also Note 1b

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Comprehensive Income/Loss		Comprehensive Income Loss Attributable To Parent [Member]	Comprehensive Income Loss Attributable To Noncontrolling Interest [Member]	Series A Convertible Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Loss		Retained Earnings		Total Dryships Inc. Stockholders Equity		Noncontrolling Interest	Total Stockholders Equity		Redeemable Noncontrolling Interest Temporary Equity [Member]	Net Income [Member]	Total
BALANCE Value, as of at Dec. 31, 2007						$ 367	$ 454,538			$ 566,824		$ 1,021,729			$ 1,021,729
BALANCE Shares, as of at Dec. 31, 2007						36,681,097
Net income/(loss) (Restated for 2009)	(361,282)									(361,282)		(361,282)			(361,282)		16,825	(344,457)	(344,457)
Issuance of new stock value						329	662,335					662,664			662,664
Issuance of new stock shares						32,918,903
Issuance of non-vested shares and amortization of stock based compensation, value						10	31,492					31,502			31,502
Issuance of non-vested shares and amortization of stock based compensation, shares						1,000,000
Acquisition of noncontrolling interests																	4,644
Unrealized loss on cash flows hedges (Restated for 2009)	(46,548)							(46,548)				(46,548)			(46,548)
Redemption of noncontrolling interests										15,050		15,050			15,050		(21,469)
Decrease in minimum pension liability	1,701							1,701				1,701			1,701
Dividends declares and paid (0.80 per share)										(33,244)		(33,244)			(33,244)
Comprehensive Income/(Loss)	(406,129)
BALANCE Value, as of (Restated for 2009) at Dec. 31, 2008						706	1,148,365	(44,847)		187,348		1,291,572			1,291,572
BALANCE Shares, as of at Dec. 31, 2008						70,600,000
Net income/(loss) (Restated for 2009)	(12,031)	[1]								(19,209)	[1]	(19,209)	[1]	7,178	(12,031)	[1]			(12,031)	[1]
Issuance of new stock value					522		267,478					268,000			268,000
Issuance of new stock shares					52,238,806
Acquisition of noncontrolling interests							84,814	(6,331)				78,483		(396,483)	(318,000)
Unrealized loss on cash flows hedges (Restated for 2009)	10,878	[1]						7,627	[1]			7,627	[1]	3,251	10,878	[1]
Amortization of stock based compensation							38,071					38,071			38,071				38,071
Decrease in minimum pension liability	570							414				414		156	570
Issuance of common stock and warrants						2,096	1,027,967					1,030,063			1,030,063
Issuance of common stock and warrants shares						209,645,000
Issuance of non-vested shares, value						1	(1)
Issuance of non-vested shares, shares						81,271
Equity component of convertible notes							125,336					125,336			125,336
Issuance of subsidiary shares to non controlling interest							(37,511)	9,738				(27,773)		385,898	358,125
Shareholders contribution of cancellation fees for vessels acquisitions							19,958					19,958			19,958				19,958
Dividends on preferred stock							7,497			(7,497)
Comprehensive Income/(Loss)	(583)	[1]
BALANCE Value, as of (Restated for 2009) at Dec. 31, 2009					522	2,803	2,681,974	(33,399)	[1]	160,642	[1]	2,812,542	[1]		2,812,542	[1]			2,812,542	[1]
BALANCE Shares, as of at Dec. 31, 2009					52,238,806	280,326,271
Net income/(loss) (Restated for 2009)	190,450		188,327	2,123						188,327		188,327		2,123	190,450				190,450
Issuance of new stock value						848	341,026					341,874			341,874
Issuance of new stock shares						84,818,706
Acquisition of noncontrolling interests	309		309				(16,038)	309				(15,729)			(15,729)
Realized gain on cash flows hedges	(11,539)		(11,450)	(89)				(11,450)				(11,450)		(89)	(11,539)
Unrealized loss on cash flows hedges (Restated for 2009)	(5,495)		(5,694)	199				(5,694)				(5,694)		199	(5,495)
Amortization of stock based compensation							24,200					24,200			24,200				24,200
Increase in benefit plan adjustment, net of tax	425		349	76				349				349		76	425
Issuance of non-vested shares, value						45	(45)
Issuance of non-vested shares, shares						4,504,800
Equity component of convertible notes							74,500					74,500			74,500
Issuance of subsidiary shares to non controlling interest							(56,797)	11,131				(45,666)		533,967	488,301
Dividends on preferred stock							13,624			(13,624)
Comprehensive Income/(Loss)	174,150		171,841	2,309
BALANCE Value, as of (Restated for 2009) at Dec. 31, 2010					$ 522	$ 3,696	$ 3,062,444	$ (38,754)		$ 335,345		$ 3,363,253		$ 536,276	$ 3,899,529				$ 3,899,529
BALANCE Shares, as of at Dec. 31, 2010					52,238,806	369,649,777

[1]	As restated, see also Note 1b

Consolidated Statements of Stockholders' Equity (Parentheticals) (USD $)	12 Months Ended
Dec. 31, 2008
Statement Of Stockholders Equity [Abstract]
Common Stock Dividends Per Share Declared	$ 0.8

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008
Cash Flows from Operating Activities:
Net income/(loss) (Restated for 2009)	$ 190,450	$ (12,031)	[1]	$ (344,457)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (Note 6 and 9)	192,891	196,309		157,979
Commitments fees on undrawn line of credit	6,376	5,760		2,855
Amortization, write off of financing costs and premium paid over withdrawn loans	11,866	12,940		15,980
Amortization of convertible senior notes debt discount	26,516	1,769		0
Amortization of fair value of acquired time charters	(5,557)	(9,462)		(34,638)
Vessel impairment charge	3,588	1,578		0
Gain on sale of assets, net (Note 6)	(9,435)	(2,045)		(223,022)
Gain on contract cancellation	0	(15,270)		(9,098)
Goodwill impairment charge	0	0		700,457
Equity in loss of investees	0	0		6,893
Forfeiture of advances for vessel acquisitions	0	93,158		55,000
Contract termination fees	0	99,205		0
Amortization of stock based compensation	24,200	38,071		31,502
Interest income on restricted cash	(6,205)	(6,997)		0
Change in fair value of derivatives	48,439	(60,230)		204,964
Security deposits for derivatives	(37,900)	(9,100)		(31,600)
Amortization of free lubricants benefit	(24)	(333)		(276)
Changes in operating assets and liabilities:
Trade accounts receivable	41,477	(14,240)		23
Due from related parties	6,610	(15,451)		(2,770)
Other current assets	(6,208)	(16,059)		433
Accounts payable and other cureent liabilities	(10,336)	1,259		(291)
Pension liability	1,415	(142)		0
Accrued liabilities	14,133	13,887		10,770
Other non - current assets	0	126		0
Deferred revenue	(2,956)	(3,316)		(575)
Net settlements of cash flow hedges	11,539	5,262		0
Net Cash Provided by Operating Activities	477,801	294,124	[1]	540,129
Cash Flows from Investing Activities:
Insurance proceeds	0	516		4,622
Business acquisitions, net of cash acquired	0	0		(991,306)
Cash from acquisition of drillships	0	248		0
Advances for vessel acquisitions / rig under construction	(890,098)	(129,889)	[1]	(507,322)
Advances for rigs under constructions - related party	0	0		(4,963)
Delivery payment for rig under construction	(294,569)	0		0
Option for future construction of rigs	(99,024)	0		0
Vessel acquisitions and improvements	(43,448)	(48,542)		(742,844)
Drilling rigs, equipment and other improvements	(10,136)	(14,540)		(16,584)
Proceeds from sale of vessels	73,317	45,433		410,204
Proceeds from sale of subsidiary	0	100		0
Increase in restricted cash	(416,790)	(35,363)		(262,659)
Decrease in restricted cash	0	12,087		0
Net Cash Used in Investing Activities	(1,680,748)	(169,950)	[1]	(2,110,852)
Cash Flows from Financing Activities:
Proceeds from issuance of convertible notes	237,202	447,810		0
Proceeds from long-term credit facility	8,250	855		2,443,987
Proceeds from short-term credit facility	300,000	150,000		430,926
Payments of short-term credit facility	(247,717)	(355,052)		(793,416)
Principal payments and repayments of long-term debt	(217,726)	(874,344)		(914,347)
Net proceeds from common stock issuance	341,774	950,555		662,664
Net proceeds from sale in owneships of subsidiary	488,301	0		0
Proceeds from share-lending arrangement	100	261		0
Acquisition of noncontrolling interests	0	(50,000)		0
Dividends paid	0	0		(33,244)
Payment of financing costs	(8,876)	(4,204)		(33,801)
Net Cash Provided by Financing Activities	901,308	265,881		1,762,769
Net increase/ (decrease) in cash and cash equivalents	(301,639)	390,055		192,046
Cash and cash equivalents at beginning of year	693,169	303,114		111,068
Cash and cash equivalents at end of year	391,530	693,169		303,114
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest, net of amount capitalized	58,851	63,814		85,910
Income taxes	19,803	13,233		2,566
Non cash financing and investing activities:
Issuance of non-vested shares, value	45	1		10
Issuance of common stock and warrants for termination agreements	0	79,247		0
Deemed shareholders contribution	0	19,958		0
Fair value of shares issued for the acquisition of non controlling interest	0	268,000		0
Difference between the consideration received and the equity attributed to noncontrolling interest	45,666	357,877		0
Fair value of preferred share dividends	$ 13,624	$ 7,497		$ 0

[1]	As restated, see also Note 1b

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2010
Basis Of Presentation And General Information [Abstract]
Basis of Presentation and General Information

1. Basis of Presentation and General Information:

a. General Information

The accompanying consolidated financial statements include the accounts of DryShips Inc. and its subsidiaries (collectively, the “Company” or “DryShips”). DryShips was formed on September 9, 2004 under the laws of the Republic of the Marshall Islands. The Company is a provider of international seaborne drycargo and oil transportation services and deepwater drilling rig services.

Charterers individually accounting for more than 10% of the Company's voyage revenues and drilling rig revenues during the years ended December 31, 2008, 2009 and 2010 were as follows:

	Year ended December 31, 2010
	2008	2009	2010
Charterer A – Drilling rig segment	16%	—	—
Charterer B – Drilling rig segment	10%	19%	—
Charterer C – Drilling rig segment	—	27%	26%
Charterer D – Drilling rig segment	—	—	20%

In addition, 6%, 1% and 0% of the Company's voyage revenues during the years ended December 31, 2008, 2009 and 2010, respectively, were derived from the participation of certain of the Company's vessels in a drybulk pool.

b. Restatement of Financial Statements in 2009

Subsequent to the issuance of the Company's 2009 consolidated financial statements, the Company's management determined that the amount of interest capitalized pursuant to ASC 835-20, Capitalization of Interest (ASC 835-20) for four drillships under construction for the year ended December 31, 2009 was erroneously calculated. The errors comprised the following:

•        The Company erroneously excluded from the amount of the expenditures for the qualifying assets the portion of the purchase price of two drillships under construction acquired by its consolidated subsidiary, Ocean Rig UDW, that was paid for in shares of stock of Ocean Rig UDW.

•       The Company erroneously excluded borrowings of its consolidated subsidiary, Ocean Rig UDW, and certain borrowings of DryShips Inc. from the calculation of the capitalization rate used to determine capitalized interest.

The correction of the above errors resulted in an increase in the amount of interest capitalized as of December 31, 2009 by  $7.9 million (included in advances for vessels and rigs under construction and acquisitions in the balance sheet) and a corresponding decrease in interest and finance costs for the year ended December 31, 2009.

In addition, the Company erroneously accounted for under ASC 815-30, Cash Flow Hedges (ASC 815-30) the settlement payments made in 2009 on interest rate swaps that were designated and effective as cash flow hedges on variable rates debts, (interest of which was being capitalized as cost of drillships under construction) by immediately reclassifying the entire settlement payments from accumulated other comprehensive loss (“AOCL”) to interest and finance costs in the statement of operations. Accordingly, a portion of the settlement payments on the interest rate swaps is reclassified back to AOCL and will be reclassified to interest and finance costs at the same time that the capitalized interest on the hedged variable rate debts is recognized in income through depreciation. The correction of the erroneous application of ASC 815-30 resulted in a decrease in interest and finance costs for the year ended December 31, 2009 and an increase in accumulated other comprehensive loss by  $5.3 million as of December 31, 2009.

The impact of the foregoing errors is shown below:

Consolidated Statement of Operations	For the Year Ended December 31, 2009

	as previously reported	as restated

Interest and finance costs	$(97,599)	$(84,430)
Income/(Loss) before income taxes and equity in loss of investee	(12,403)	766
Net loss	(25,200)	(12,031)
Net loss attributable to Dryships Inc.	(32,378)	(19,209)
Net loss attributable to common stockholders	(39,875)	(26,706)
Loss per common share, basic and diluted	$(0.19)	$(0.13)

Consolidated Balance Sheet	As at December 31, 2009

	as previously reported	as restated

Advances for vessels and rigs under construction and acquisitions	$1,174,693	$1,182,600
Total Fixed Assets, net	4,562,663	4,570,570
Total assets	5,799,088	5,806,995
Accumulated other comprehensive loss	(28,137)	(33,399)
Total Dryships Inc. stockholders’ equity	2,804,635	2,812,542
Total equity	2,804,635	2,812,542
Total liabilities and stockholders’ equity	$5,799,088	$5,806,995

Consolidated Cash Flow	For the Year ended December 31, 2009

	as previously reported	as restated

Net Loss	$(25,200)	$(12,031)
Net Cash provided by Operating Activities	286,217	294,124
Advances for vessel acquisitions/rigs under construction	(121,982)	(129,889)
Net cash Used in Investing Activities	(162,043)	$(169,950)

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting policies:

(a) Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) and include the accounts and operating results of DryShips and its majority-owned subsidiaries. All intercompany balances and transactions have been eliminated on consolidation. Where necessary, comparatives have been reclassified to conform to changes in presentation in the current year.

(b) Equity method investments: Investments in the common stock of entities, in which the Company believes it exercises significant influence over operating and financial policies, are accounted for using the equity method. Under this method the investment is carried at cost, and is adjusted to recognize the investor's share of the earnings or losses of the investee after the date of acquisition and is adjusted for impairment whenever facts and circumstances determine that a decline in fair value below the cost basis is other than temporary. The amount of the adjustment is included in the determination of net income by the investor and such amount reflects adjustments similar to those made in preparing consolidated financial statements including adjustments to eliminate intercompany gains and losses, and to amortize, if appropriate, any differences between investor cost and underlying equity in net assets of the investee at the date of acquisition. The investment of an investor is also adjusted to reflect the investor's share of changes in the investee's capital.

(c) Business Combinations: In accordance with ASC 805 “Business Combinations”, the purchase price of acquired businesses or properties is allocated to tangible and identified intangible assets and liabilities based on their respective fair values. The excess of the purchase price over the respective fair value of net assets acquired is recorded as goodwill. Costs incurred in relation to pursuing any business acquisition were capitalized until adoption of the guidance for business combinations on January 1, 2009 that requires the expensing of all costs related to business combinations, when they are directly related to the business acquisition and the acquisition is probable. Acquisition costs also include fees paid to bankers in connection with obtaining related financing. Such financing costs are an element of the effective interest cost of the debt; therefore they are classified as a contra to debt upon the business combination and the receipt of the related debt proceeds and are amortized using the effective interest method through the term of the respective debt.

(d) Goodwill and intangible assets: Goodwill represents the excess of the purchase price over the estimated fair value of net assets acquired within the Drilling Rigs reporting unit. Goodwill is reviewed for impairment whenever events or circumstances indicate possible impairment in accordance with guidance related to Goodwill and Other Intangible Assets. This guidance requires at least the annual testing for impairment, and not the amortization, of goodwill and other intangible assets with an indefinite life. The Company tests for impairment each year on December 31.

The Company tests goodwill for impairment by first comparing the carrying value of the Drilling Rigs reporting unit, which is defined as an operating segment or a component of an operating segment that constitutes a business for which financial information is available and is regularly reviewed by management, to its fair value. The Company estimates the fair value of the Drilling Rigs reporting unit by weighting the combination of generally accepted valuation methodologies, including both income and market approaches.

For the income approach, the Company discounts projected cash flows using a long-term weighted average cost of capital (“WACC”) rate, which is based on the Company's estimate of the investment returns that market participants would require. To develop the projected net cash flows from the Company's Drilling Rigs reporting unit, which are based on estimated future utilization, day rates, projected demand for its services, and rig availability, the Company considers key factors that include assumptions regarding future commodity prices, credit market uncertainties and the effect these factors may have on the Company's contract drilling operations and the capital expenditure budgets of its customers.

For the market approach, the Company derives publicly traded company multiples from companies with operations similar to the Company's reporting units by using information publicly disclosed by other publicly traded companies and, when available, analyses of recent acquisitions in the marketplace.

If the fair value of a reporting unit exceeds its carrying value, then no further testing is required. This is referred to as Step 1. If the fair value is determined to be less than the carrying value, a second step, or Step 2, is performed to compute the amount of the impairment, if any. In this process, an implied fair value for goodwill is estimated, based in part on the fair value of the operations, and is compared to its carrying value. The shortfall of the implied fair value of goodwill below its carrying value represents the amount of goodwill impairment.

From the date the Company acquired Ocean Rig ASA (“Ocean Rig”) in May 2008 through the annual goodwill impairment test performed on December 31, 2008, the market declined significantly and various factors negatively affected industry trends and conditions, which resulted in the revision of certain key assumptions used in determining the fair value of the Company's Drilling Rigs reporting unit and therefore the implied fair value of goodwill. During the second half of 2008, the credit markets tightened, driving up the cost of capital and therefore the Company increased the rate of a long-term weighted average cost of capital. In addition, the economic downturn and the volatile oil prices resulted in a downward revision of projected cash flows from the Company's Drilling Rigs reporting unit in the Company's forecasted discounted cash flows analysis for its 2008 impairment testing. Furthermore, the decline in the global economy negatively impacted publicly traded company multiples used when estimating fair value under the market approach. Based on results of the Company's annual goodwill impairment analysis and subsequent reconciliation to its market capitalization, the Company determined that the carrying value of the Company's goodwill was impaired. A total impairment charge of  $700.5 million was recorded for the year ended December 31, 2008, which represents the write-off of all recorded goodwill in the Drilling Rigs reporting unit.

The Company's finite-lived acquired intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intagibles assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters	Over remaining contract term
Fair value of below market acquired time charters	Over remaining contract term

In accordance with guidance related to Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the potential impairment of finite-lived acquired intangible assets when there are indicators of impairment. The finite-lived intangibles are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable based on estimates of future undiscounted cash flows. In the event of impairment, the asset is written down to its fair value. An impairment loss, if any, is measured as the amount by which the carrying amount of the asset exceeds its fair value. For finite-lived intangible assets, no impairment was recognized during any period presented.

(e) Use of Estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Other Comprehensive Income/ (Loss): The Company follows the provisions of ASC 220, “Comprehensive Income”, which requires separate presentation of certain transactions, which are recorded directly as components of stockholders' equity. The Company's comprehensive income/(loss) is comprised of net income, actuarial gain related to the adoption and implementation of ASC 715, “Compensation-Retirement Benefits”, as well as a loss in the fair value of the derivatives that qualify for hedge accounting in accordance with ASC 815 “Derivatives and Hedging”.

(g) Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

(h) Restricted Cash: Restricted cash includes (i) cash collateral required under the Company's financing and forward freight arrangements (“FFAs”), (ii) retention accounts which can only be used to fund the loan installments coming due and (iii) minimum liquidity requirements under the loan facilities. Total “Restricted cash” as shown in the consolidated balance sheet as at December 31, 2009 and 2010 amounted to  $350,833 and  $773,828, respectively.

In terms of the loan agreement, the Company is required to hold bank deposits which are used to fund the loan installments coming due. These funds can only be used for the purposes of loan repayments and are shown as “Restricted cash” under current assets that at December 31, 2009 and 2010, amounted to  $337,764 and  $576,702, respectively, in the accompanying consolidated balance sheets. Restricted cash also includes additional minimum cash deposits required to be maintained with certain banks under the Company's borrowing arrangements.

Included in the restricted cash balances classified as current on the accompanying consolidated balance sheets are minimum required cash deposits, as defined in the FFAs which amounted to  $13,069 and  $1,609, at December 31, 2009 and 2010, respectively. These deposits are used as collateral to FFAs.

Included in the cash balances classified as non current are required minimum cash and cash equivalents or minimum liquidity amounting to  $ 195,517.

(i) Concentration of Credit Risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents; trade accounts receivable and derivative contracts (interest rate swaps, foreign currency contracts and forward freight agreements). The Company places its cash and cash equivalents, consisting mostly of deposits, with qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties. The Company limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers' financial condition and generally does not require collateral for its trade accounts receivable.

(j) Trade Accounts Receivable: The amount shown as accounts receivable, trade, at each balance sheet date, includes receivables from charterers for hire of vessels and drilling rigs, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. Provision for doubtful accounts at December 31, 2009 and 2010 totaled  $487 and  $0, respectively.

(k) Advances for vessels and rigs under construction and acquisitions: This represents amounts expended by the Company in accordance with the terms of the purchase agreements for vessels and the construction contracts for vessels and drilling rigs. Interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. Capitalized interest expense for the years ended December 31, 2008, 2009 and 2010 amounted to  $13,058,  $31,383 and  $78,451, respectively.

(l) Capitalized interest: Interest expense is capitalized during construction period of rigs and vessels based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying an interest rate (“the capitalization rate”) to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company.

(m) Insurance Claims: The Company records insurance claim recoveries for insured losses incurred on damages to fixed assets and for insured crew medical expenses under 'Other current assets'. Insurance claims are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

(n) Inventories: Inventories consist of consumable bunkers (if any), lubricants and victualling stores, which are stated at the lower of cost or market value and are recorded under 'Other current assets'. Cost is determined by the first in, first out method.

(o) Foreign Currency Translation: The functional currency of the Company is the U.S. Dollar since the Company operates in international shipping and drilling markets, and therefore primarily transacts business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in “General and administrative expenses” in the accompanying consolidated statements of operations.

(p) Fixed Assets, Net:

(i)       Drybulk and tanker carrier vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for its initial voyage). Subsequent expenditures for major improvements are also capitalized when they appreciably extend the useful life, increase the earning capacity or improve the efficiency or safety of the vessels. The cost of each of the Company's vessels is depreciated beginning when the vessel is ready for its intended use, on a straight-line basis over the vessel's remaining economic useful life, after considering the estimated residual value. Vessel's residual value is equal to the product of its lightweight tonnage and estimated scrap rate per ton. In general, management estimates the useful life of the Company's vessels to be 25 years from the date of initial delivery from the shipyard. When regulations place limitations over the ability of a vessel to trade on a worldwide basis, its remaining useful life is adjusted at the date such regulations are adopted.

(ii)       Drilling rigs are stated at cost less accumulated depreciation. Such costs include the cost of adding/replacing parts of drilling rig machinery and equipment when that cost is incurred, if the recognition criteria are met. The recognition criteria require that the cost incurred extends the useful life of a drilling rig. The carrying amounts of those parts that are replaced are written off and the cost of the new parts is capitalized. Depreciation is calculated on a straight-line basis over the useful life of the assets as follows: bare deck 30 years and other asset parts 5 to 15 years. The residual value of drilling rigs is  $15,000.

(iii)       Drilling rig machinery and equipment, IT and office equipment, are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives, for Drilling rig machinery and equipment over 5-15 years and for IT and office equipment over 5 years.

(q) Long lived assets held for sale: The Company classifies long lived assets and disposal groups as being held for sale in accordance with ASC 360, “Property, Plant and Equipment”, when: (i) management has committed to a plan to sell the long lived assets; (ii) the long lived assets are available for immediate sale in their present condition; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the long lived assets have been initiated; (iv) the sale of the long lived assets is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year; and (v) the long lived assets are being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long lived assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These long lived assets are not depreciated once they meet the criteria to be classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has yet to complete a time charter contract, it is considered that the held for sale criteria discussed in guidance are not met until the time charter contract has been completed as the vessel is not available for immediate sale. As a result, such vessels/rigs are not classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has no time charter contract to complete or a time charter that is transferable to a buyer, it is considered that the held for sale criteria discussed in the guidance are met. As a result such vessels/rigs are classified as held for sale. Furthermore, in the period a long-lived asset meets the held for sale criteria, a loss is recognized for any reduction of the long-lived asset's carrying amount to its fair value less cost to sell. No such adjustments were identified for the years ended December 31, 2008, 2009 and 2010.

(r) Fair value of above/below market acquired time charter: Where the Company identifies any assets or liabilities associated with the acquisition of a vessel or drilling rigs the Company records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters assumed when a vessel and/or rig is acquired. The value of the asset or liability at the date of delivery of a vessel or drilling rig is based on the difference between the current fair values of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed. When the present value of the time charter assumed is greater than the current fair value of such charter, the difference is recorded as “Fair value of above market acquired time charter”. When the opposite situation occurs, the difference is recorded as “Fair value of below market acquired time charter”. Such assets and liabilities are amortized as a reduction of, or an increase in revenue, respectively over the period of the time charter assumed.

(s) Impairment of Long-Lived Assets: The Company reviews for impairment long-lived assets and intangible long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on a rig by rig and asset by asset basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and the fair value of the asset. The Company evaluates the carrying amounts of its vessels by obtaining independent vessel appraisals to determine if events have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions. In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels' future performance, with the significant assumptions being related to charter rates, fleet utilization, vessels' operating expenses, vessels' capital expenditures, vessels' residual value and the estimated remaining useful life of each vessel. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. To the extent impairment indicators are present, the Company determines undiscounted projected net operating cash flows for each vessel and compares them to the vessel's carrying value. The projected net operating cash flows are determined by considering the charter revenues from existing time charters for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days. The Company estimates the daily time charter equivalent for the unfixed days based on the most recent ten year historical average for similar vessels and utilizing available market data for time charter and spot market rates and forward freight agreements over the remaining estimated life of the vessel, assumed to be 25 years from the delivery of the vessel from the shipyard, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating expenses (including planned drydocking and special survey expenditures), assuming an average annual inflation rate of 2% and fleet utilization of 98%. The salvage value used in the impairment test is estimated to be  $120 per light weight ton (LWT) in accordance with the Company's vessels' depreciation policy. If the Company's estimate of undiscounted future cash flows for any vessel is lower than the vessel's carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value if the fair market value is lower than the vessel's carrying value. The Company's analysis for the year ended December 31, 2010, which also involved sensitivity tests on the time charter rates and fleet utilization (being the most sensitive inputs to variances), allowing for variances ranging from 97.5% to 92.5% depending on vessel type on time charter rates, indicated no impairment on any of its vessels. Although the Company believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their currently low levels or whether they will improve by any significant degree. Charter rates may remain at depressed levels for some time which could adversely affect the Company's revenue and profitability, and future assessments of vessel impairment. As a result of the impairment review, the Company determined that the carrying amounts of its assets held for use were recoverable, and therefore, concluded that no impairment loss was necessary for 2008, 2009 and 2010. However, due to Company's decision to sell certain vessels subsequent to the balance sheet dates and based on the agreed-upon sales price, an impairment charge of  $1,578 and  $3,588, for each of the years ended December 31, 2009 and 2010 respectively was recognized (Notes 6 and 12).

(t) Dry-docking Costs: The Company follows the direct expense method of accounting for dry-docking costs whereby costs are expensed in the period incurred for the drybulk carrier vessels and the drilling rigs.

(u) Deferred Financing Costs: Deferred financing costs include fees, commissions and legal expenses associated with the Company's long- term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest expense. Unamortized fees relating to loans repaid or refinanced as debt extinguishments are expensed as interest and finance costs in the period the repayment or extinguishment is made. Amortization and write offs for each of the years ended December 31, 2008, 2009 and 2010 amounted to  $15,848,  $12,745 and  $9,249, respectively.

(v) Convertible Senior Notes: In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options,” for convertible debt instruments that contain cash settlement options upon conversion at the option of the issuer, the Company determines the carrying amounts of the liability and equity components of its convertible notes by first determining the carrying amount of the liability component of the convertible notes by measuring the fair value of a similar liability that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds. The resulting debt discount is amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components (Note 11).

(w) Revenue and Related Expenses:

(i)        Drybulk Carrier vessels:

Time and bareboat charters: The Company generates its revenues from charterers for the charter hire of its vessels, which are considered to be operating lease arrangements. Vessels are chartered using time and bareboat charters and where a contract exists, the price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel.

Pooling Arrangement: For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company's vessels, is determined in accordance with an agreed-upon formula, which is determined by points awarded to each vessel in the pool based on the vessel's age, design and other performance characteristics. Revenue under pooling arrangements is accounted for on the accrual basis and is recognized when an agreement with the pool exists, price is fixed, service is provided and the collectability is reasonably assured.

The allocation of such net revenue may be subject to future adjustments by the pool however, historically, such changes have not been material.

Voyage related and vessel operating costs: Voyage related and vessel operating costs are expensed as incurred. Under a time charter, specified voyage costs, such as fuel and port charges are paid by the charterer and other non-specified voyage expenses, such as commissions, are paid by the Company. Vessel operating costs including crews, maintenance and insurance are paid by the Company. Under a bareboat charter, the charterer assumes responsibility for all voyage and vessel operating expenses and risk of operation.

Deferred Voyage Revenue: Deferred voyage revenue primarily relates to cash advances received from charterers. These amounts are recognized as revenue over the voyage or charter period.

(ii)       Drilling Rigs:

Revenues: The Company's services and deliverables are generally sold based upon contracts with its customers that include fixed or determinable prices. The Company recognizes revenue when delivery occurs, as directed by its customer, or the customer assumes control of physical use of the asset and collectability is reasonably assured. The Company evaluates if there are multiple deliverables within its contracts and whether the agreement conveys the right to use the drill rigs for a stated period of time and meets the criteria for lease accounting, in addition to providing a drilling services element, which is generally compensated for by day rates. In connection with drilling contracts, the Company may also receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to the drilling rigs and day rate or fixed price mobilization and demobilization fees. Revenues are recorded net of agents' commissions which may range from one to three percent of gross revenues. There are two types of drilling contracts: well contracts and term contracts.

Well contracts: Well contracts are contracts under which the assignment is to drill a certain number of wells. Revenue from day-rate based compensation for drilling operations is recognized in the period during which the services are rendered at the rates established in the contracts. All mobilization revenues, direct incremental expenses of mobilization and contributions from customers for capital improvements are initially deferred and recognized in earnings over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization revenues and expenses are recognized over the demobilization period. All revenues for well contracts are recognized as service revenue in the statement of operations.

Term contracts: Term Contracts are contracts under which the assignment is to operate the unit for a specified period of time. For these types of contracts the Company determines whether the arrangement is a multiple element arrangement containing both a lease element and drilling services element. For revenues derived from contracts that contain a lease, the lease elements are recognized as leasing revenues in the statement of operations on a basis approximating straight line over the lease period. The drilling services element is recognized as service revenues in the period in which the services are rendered at estimated fair value. Revenues related to the drilling element of mobilization and direct incremental expenses of drilling services are deferred and recognized over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization fees and expenses are recognized over the demobilization period. Contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling contract.

(x) Earnings/(loss) per Common Share: Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised or converted and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings per share computation.

(y) Segment Reporting: The Company reports financial information and evaluates its operations by charter revenues and not by the length of employment by its customers for its vessels or drilling rigs, i.e., spot or time charters. The Company does not have discrete financial information to evaluate the operating results for each such type of employment. Although revenue can be identified for these types of employments, management cannot and does not identify expenses, profitability or other financial information for these types of employment. As a result, management, including the chief operating officer reviews results solely by revenue per day and operating results of the drybulk carrier and drilling rig fleets. Furthermore, when the Company charters a vessel to a charterer, the charterer is free to trade the vessel worldwide and as a result, the disclosure of geographic information is impracticable. The Company's acquisition of Ocean Rig during 2008 and its recent agreements for the construction of high specification tanker vessels, has resulted in the Company determining that it operates under three reportable segments, as a provider of drybulk commodities transportation services for the steel, electric utility, construction and agri-food industries (Drybulk carrier segment), as a provider of ultra deep water drilling rig services (Drilling rig segment) and as a provider of transportation services of crude and refined petroleum cargoes (Tanker segment). The accounting policies applied to the reportable segments are the same as those used in the preparation of the Company's consolidated financial statements.

(z) Financial Instruments: The Company designates its derivatives based upon guidance on ASC 815, “Derivatives and Hedging” which establishes accounting and reporting requirements for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The guidance on accounting for certain derivative instruments and certain hedging activities requires all derivative instruments to be recorded on the balance sheet as either an asset or liability measured at its fair value, with changes in fair value recognized in earnings unless specific hedge accounting criteria are met.

(i)       Hedge Accounting: At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge. The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss.

The effective portion of the gain or loss on the hedging instrument is recognized directly as a component of “Accumulated other comprehensive income” in equity, while any ineffective portion, if any, is recognized immediately in current period earnings.

The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in profit or loss. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

(ii)       Other Derivatives: Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in current period earnings.

(aa) Guidance “Fair Value Measurements”: Effective January 1, 2008, the Company adopted the guidance “Fair Value Measurements and Disclosures”. In addition, on January 1, 2008, the Company made no election to account for its monetary assets and liabilities at fair values as allowed by FASB guidance for financial instruments.

(ab) Stock-based compensation: Stock-based compensation represents vested and non-vested common stock granted to employees and directors, for their services. The Company calculates total compensation expense for the award based on its fair value on the grant date and amortizes the total compensation on a straight-line basis over the vesting period of the award or service period (Note 14).

(ac) Income Taxes: Income taxes have been provided for based upon the tax laws and rates in effect in the countries in which the Company's operations are conducted and income is earned. There is no expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes because the countries in which the Company operates have taxation regimes that vary not only with respect to the nominal rate, but also in terms of the availability of deductions, credits and other benefits. Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense.

(ad) Pension and retirement benefit obligation: For Norwegian employees, the Company has five retirement benefit plans, which are managed and funded through Norwegian life insurance companies. The projected benefit obligations are calculated based on projected unit credit method and compared with the fair value of pension assets.

Because a significant portion of the pension liability will not be paid until well into the future, numerous assumptions have to be made when estimating the pension liability at the balance sheet date. The assumption may be split into two categories; actuarial assumptions and financial assumptions. The actuarial assumptions are unbiased, mutually compatible and represent the Company's best estimates of the variables. The financial assumptions are based on market expectations at the balance sheet date, for the period over which the obligations are to be settled. Due to the long-term nature of the pension obligations, they are discounted to present value.

The funded status or net amount of the projected benefit obligation and pension asset (net pension liability or net pension asset) of each of its defined benefit plans, is recorded in the balance sheet under the captions “Non-current liabilities” and “Non-current assets” with an offsetting amount in “Accumulated other comprehensive income” for any amounts of actuarial gains of losses or prior service cost that has not been amortized to income. Net pension costs (benefit earned during the period including interest on the projected benefit obligation, less estimated return on pension assets and amortization of accumulated changes in estimates) are included in “General and administrative expenses” (administration employees) and “Vessel and drilling rigs operating expenses” (rig employees). Actuarial gains and losses are recognized as income or expense when the net cumulative unrecognized actuarial gains and losses for each individual plan at the end of the previous reporting year exceed 10% of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected average remaining working lives of the employees participating in the plans.

(ae) Commitments and Contingencies: Commitments and contingencies are recognized when:1) the Company has a present legal or constructive obligation as a result of past events; 2) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and 3) reliable estimate of the amount of the obligation can be made. Provisions are reviewed at each balance sheet date.

(af) Recent accounting pronouncements:

(i) In September 2009, the FASB issued ASU 2009-13 “Multiple-Deliverable revenue arrangements”. The revised guidance primarily provides two significant changes: 1) eliminates the need for objective and reliable evidence of the fair value for the undelivered element in order for a delivered item to be treated as a separate unit of accounting, and 2) eliminates the residual method to allocate the arrangement consideration. In addition, the guidance also expands the disclosure requirements for revenue recognition. The new guidance will be effective for the first annual reporting period beginning on or after June 15, 2010, with early adoption permitted provided that the revised guidance is retroactively applied to the beginning of the year of adoption. The Company is currently assessing the future impact of this new accounting pronouncement on its consolidated financial statements.

(ii) In January 2010, the FASB issued ASU 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash which amends FASB ASC 505, “Equity” in order to clarify that the stock portion of a distribution to shareholders that allows the shareholder to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend for purposes of applying FASB ASC 505, “Equity” and FASB ASC 260. The Company has not been involved in any such distributions and thus, the impact to the Company cannot be determined until any such distribution occurs.

(iii) In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820)-Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The ASU also amends guidance on employers' disclosures about postretirement benefit plan assets under ASC 715 to require that disclosures be provided by classes of assets instead of by major categories of assets. The guidance in the ASU was effective for the first reporting period (including interim periods) beginning after December 15, 2009, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this guidance did not have any impact on the Company's financial position and results of operation.

Going Concern	12 Months Ended
Dec. 31, 2010
Going Concern [Abstract}
Going Concern

3. Going Concern

As of December 31, 2009, the Company had obtained waivers for breaches under its facilities except for its  $230 million loan facilities. On that balance sheet date, as a result of the cross default provisions in the Company's loan agreements, actual breaches existing under its credit facilities, as well as theoretical technical defaults on waivers expiring in 2010, the Company classified all of the Company's affected debt as current liabilities. Furthermore, as of December 31, 2009, the Company was a party to four newbuilding contracts for which it had not obtained financing. Accordingly the Company did not believe that cash on hand, operating cash flow and committed financing in place were sufficient to cover operating expenses, debt service and capital expenditure requirements for at least twelve months from the balance sheet date and that it would require additional financing.

As the Company believed it would receive the necessary additional financing, the consolidated financial statements as of December 31, 2009, were prepared assuming that the Company would continue as a going concern. Accordingly, the financial statements did not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, except for the current classification of debt.

As of December 31, 2010, the Company was in compliance, had waivers or had the ability to remedy breaches, if any, of financial covenants related to its credit facilities. For those financial covenant requirements which were not met, according to the shipfinance loan agreements, the shortfalls can be remedied by providing additional collateral or repaying the portion of the loan equal to the shortfall to bring the Company into compliance with the required value-to-loans ratio and maintain compliance with its financial covenants. As a result, in addition to the required scheduled loan repayments,  $45,000 has been classified as a current liability as of December 31, 2010, representing payments that may be required by the lenders to satisfy the value-to-loan shortfalls.

At December 31, 2010, the Company's short-term contractual obligations to fund the construction installments under the drillship and vessel shipbuilding contracts in 2011 amounted to  $1,669,305. In March 2011, the Company received commitments from financial institutions for additional financing amounting to  $800,000 and consents from existing lenders to draw down an additional amount of  $495,000 to cover obligations falling due within 2011. The Company believes that cash on hand, operating cash flow and firm financing agreements, including the above financing, will be sufficient to meet its working capital needs, operating expenses, capital commitments and loan obligations throughout 2011.

Transactions with Related Parties	12 Months Ended
Dec. 31, 2010
Transactions With Related Parties [Abstract]
Transactions With Related Parties
4. Transactions with Related Parties:
The amounts included in the accompanying consolidated balance sheets and consolidated statement of operations are as follows:

		December 31,	December 31,
		2009	2010

Balance Sheet
Due from related party – Cardiff Marine Inc.		$27,594	$20,939
Vessels, net – Cardiff Marine Inc., for the year		626	430
Advances for vessels/rigs under construction - Cardiff Marine Inc./TMS Tankers, for the year		1,557	5,321
Additional paid in capital - Vivid Finance Limited		$-	$(1,700)

	Year ended December 31,
	2008	2009	2010
Statement of Operations
Revenues - Classic Maritime Inc.	$14,466	$-	$-
Voyage Expenses - Cardiff Marince Inc.	10,536	5,437	5,614
Gain on sale of assets - commisions - Cardiff Marine Inc.	4,121	308	772
Contract termination fees and forfeiture of vessel deposits	160,000	25,350	-
General and administrative expenses:
- Consultancy fees – Fabiana Services S.A.	2,031	2,802	7,598
- Management fees - Cardiff Marine Inc.	21,129	17,941	20,139
- SOX fees – Cardiff Marine Inc.	2,832	3,056	1,983
- Rent	13	13	12
- Amortization of CEO stock based compensation	$31,175	$37,804	$24,009

(Per day and per quarter information in this note is expressed in United States Dollars/Euros)

Cardiff Marine Inc.: The operations of the Company's drybulk vessels are managed by Cardiff Marine Inc. (“Cardiff” or the “Manager”), a related technical and commercial management company incorporated in Liberia. The Manager also acts as the Company's charter and sales and purchase broker. The Manager is beneficially majority-owned by George Economou the Company's Chairman and Chief Executive Officer and members of his immediate family.

Up to August 31, 2010, the Company paid a management fee of Euro 607 ( $812 at the Euro/U.S. Dollar exchange rate on December 31, 2010) per day, per vessel to Cardiff. In addition, the management agreements provided for payment by the Company to Cardiff of: (i) a fee of Euro 106 ( $142 at the Euro/U.S. Dollar exchange rate on December 31, 2010) per day per vessel for services in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; (ii) Euro 527 ( $705 at the Euro/U.S. Dollar exchange rate on December 31, 2010) for superintendent visits on board vessels in excess of five days per annum, per vessel, for each additional day, per superintendent; (iii) chartering commission of 1.25% on all freight, hire and demurrage revenues; (iv) a commission of 1.00% on all gross sale proceeds or purchase price paid for vessels; (v) a quarterly fee of  $250,000 for services in relation to the financial reporting requirements of the Company under Securities and Exchange Commission rules and the establishment and monitoring of internal controls over financial reporting; and (vi) a commission of 0.2% on derivative agreements and loan financing or refinancing.

Cardiff also provided commercial operations and freight collection services in exchange for a fee of Euro 91 ( $122 at the Euro/U.S. Dollar exchange rate on December 31, 2010) per day, per vessel. Cardiff provided insurance services and obtained insurance policies for the vessels for a fee of 5% on the total insurance premiums per vessel. Furthermore, if required, Cardiff also handled and settled all claims arising out of its duties under the management agreements (other than insurance and salvage claims) in exchange for a fee of Euro 158 ( $212 at the Euro/U.S. Dollar exchange rate on December 31, 2010) per person, per day of eight hours.

Cardiff provided the Company with financial accounts services in exchange for a fee of Euro 121 ( $162 at the Euro/U.S. Dollar exchange rate on December 31, 2010) per day, per vessel. The Company also paid Cardiff a quarterly fee of Euro 263,626 ( $353,259 at the Euro/U.S. Dollar exchange rate on December 31, 2010) for services rendered by Cardiff in connection with the Company's financial accounting services. Pursuant to the terms of the management agreements, all fees payable to Cardiff were adjusted upwards or downwards based on the year-on-year increase in the Greek consumer price index.

Effective September 1, 2010, each drybulk ship-owning company entered into new management agreements with Cardiff. Cardiff provides comprehensive ship management services including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. Cardiff's commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.

Each new vessel management agreement provides for a fixed management fee of Euro 1,500 ( $2,000 based on the exchange rate at December 31, 2010) per vessel per day which is payable in equal monthly installments in advance and is automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. If the Company requests that Cardiff supervise the construction of a newbuilding vessel then in lieu of the fixed management fee, the Company will pay Cardiff an upfront fee equal to 10% of the supervision cost budget for such vessel. For any additional attendance above the budgeted superintendent expenses, the Company will be charged extra at a standard rate of Euro 500 ( $667 based on the exchange rate of December 31, 2010) per day.

In addition, the Company will pay a commission to Cardiff of 1.25% of all monies earned by the vessel and a 1% purchase and sale commission. The management agreements further provide that in the Company's discretion, it may pay Cardiff an annual performance incentive fee.

Each new vessel management agreement has a term of five years and will be automatically renewed for a five year period and thereafter extended in five year increments if notice of termination is not provided by the Company in the fourth quarter of the year immediately preceding the end of the respective term.

Moreover, effective September 1, 2010 the Company terminated the agreement according to which a quarterly fee of  $250,000 was payable to Cardiff for services in relation to financial reporting requirements and monitoring of internal controls.

Effective January 1, 2011, each drybulk ship-owning company entered into new management agreements with TMS Bulkers Ltd. ('TMS Bulkers') which replaced the management agreements with Cardiff that were effective September 1, 2010. TMS Bulkers provides comprehensive drybulk ship management services including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Bulkers'commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. The fees charged to Dryships remain the same as those charged by Cardiff according to previous agreements effective September 1, 2010.

Effective January 1, 2011, each tanker ship-owning company entered into new management agreements with TMS Tankers Ltd. ('TMS Tankers') and together with TMS Bulkers, the “Managers” are beneficially majority owned by George Economou and members of his immediate family. TMS Tankers will provide comprehensive tanker ship management services including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Tankers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.

TMS Tankers is entitled to a daily management fee per vessel of Euro 1,700 ( $2,267 based on the exchange rate of December 31, 2010). The Managers are also entitled to (a) a discretionary incentive fee, (b) a commission of 1.25% on charter hire agreements that are arranged by the Managers and (c) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by the Managers. Furthermore, TMS Tankers is entitled to a supervision fee payable upfront for vessels under construction equal to 10% of the approved annual budget for supervision cost.

If the new management agreements with Cardiff had been in effect from the beginning of the prior year, we estimate that the aggregate amount of payments to the Manager would have been approximately  $7,250 higher and net loss would have been  $7,250 higher in the twelve month period ended December 31, 2009. If the new management agreements had been in effect since January 1, 2010, we estimate that aggregate amount of payments to the manager would have been approximately  $4,760 higher, and net income would have been  $4,760 lower, in the twelve month period ended December 31, 2010, than the amount recorded.

Effective December 21, 2010, the Company terminated the agreements with Cardiff pursuant to which Cardiff provided supervisory services in connection with the construction of newbuilding drillships Hulls 1837 and 1838. The Company paid Cardiff a management fee of  $40 per month per drillship for Hull 1837 and Hull 1838. The management agreements also provided for: (i) chartering commission of 1.25% on all freight, hire and demurrage revenues; (ii) a commission of 1% on all gross sale proceeds or purchase price negotiated for drillships; (iii) a commission of 1% on loan financing or refinancing; and (iv) a commission of 2% on insurance premiums. These agreements were replaced with the Global Services Agreement.

Global Services Agreement: On December 1, 2010, the Company entered into a Global Services Agreement with Cardiff, effective December 21, 2010, pursuant to which the Company has engaged Cardiff to act as consultant on matters of chartering and sale and purchase transactions for the offshore drilling units operated by the Company. Under the Global Services Agreement, Cardiff, or its subcontractor, will (i) provide consulting services related to identifying, sourcing, negotiating and arranging new employment for offshore assets of the Company and its subsidiaries, including the Company's drilling units; and (ii) identify, source, negotiate and arrange the sale or purchase of the offshore assets of the Company and its subsidiaries, including the Company's drilling units. In consideration of such services, the Company will pay Cardiff a fee of 1.0% in connection with employment arrangements and 0.75% in connection with sale and purchase activities.

Transactions with Cardiff in Euros were settled on the basis of the average USD rate on the invoice date.

Fabiana Services S.A.: Under the consultancy agreements effective from February 3, 2005, between the Company and Fabiana Services S.A. (“Fabiana”), a related party entity incorporated in the Marshall Islands, Fabiana provides consultancy services relating to the services of George Economou in his capacity as Chief Executive Officer of the Company (Note 14).

On January 21, 2009, the Compensation Committee approved a Euro 5 million ( $7 million) bonus payable for CEO services rendered during 2008.

On January 25, 2010, the Compensation Committee approved that a bonus in the form of 4,500,000 shares of the Company's common Stock, with par value  $0.01, be granted to Fabiana for the contribution of George Economou for CEO services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares shall vest over a period of three years, with 1,000,000 shares to vest on the grant date; 1,000,000 shares to vest on December 31, 2010 and 2011 respectively; and 1,500,000 shares to vest on December 31, 2012. In addition, the annual remuneration to be awarded to Fabiana under the consultancy agreement was increased to Euro 2,700,000 ( $3,609,900 based on the exchange rate as of December 31, 2010).

On January 12, 2011, the Compensation Committee approved a  $4 million bonus and 9,000,000 shares of the Company's common stock payable for CEO services rendered during 2010. The shares will be granted to Fabiana and shall vest over a period of eight years, with 1,000,000 shares to vest on the grant date and 1,000,000 shares to vest annually on December 31, 2011, through 2018, respectively.

Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010 between the Company and Vivid Finance Limited (“Vivid Finance”), a related party entity incorporated in Cyprus, Vivid Finance provides the Company with financing-related services such as negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, renegotiating existing loan facilities and bonds, as well as services related to raising equity or debt in the capital markets, in exchange for a fee equal to 0.20% on the total transaction amount. The consultancy agreement has a term of five years and may be terminated (i) at the end of its term unless extended by mutual agreement of the parties; (ii) at any time by the mutual agreement of the parties; and (iii) by the Company after providing written notice to Vivid Finance at least 30 days prior to the actual termination date.

Private offering: A company controlled by Dryships' Chairman, President and Chief Executive Officer, Mr. George Economou, purchased 2,869,428 common shares, or 2.38% of Ocean Rig UDW common shares, in the private offering that was completed on December 21, 2010. The offering price was  $17.50 per share. The price per share paid was the same as that paid by other investors taking part in the private offering (Note 8).

Legal services Mr. Savvas D. Georghiades, a member of the Ocean Rig UDW's board of directors, provides legal services to certain subsidiaries through his law firm, Savvas D. Georghiades, Law Office. In the year ended December 31, 2010, the Company paid a fee of Euro 94,235 ( $126,058), for the legal services provided by Mr. Georghiades.

Lease Agreement: The Company leases office space in Athens, Greece from a son of George Economou.

Chartering agreement: During 2008, two subsidiaries concluded charter party agreements with Classic Maritime Inc., a then related party entity incorporated in the Marshall Islands and then controlled by George Economou. On September 3, 2008, Classic Maritime Inc. was sold to an unrelated party and was no longer considered a related party to Dryships. Under the agreements, the Company chartered the vessels Manasota and Redondo for a daily rate ranging from  $35,000 to  $67,000 and for a period of five years.

Adjustment in Contract Price for Two Panamax Newbuildings: The Company had previously agreed to acquire two Panamax newbuildings, identified as Hulls 1518A and 1519A, for a purchase price in the amount of  $33.6 million each. These vessels were scheduled for delivery from Hudong Shipbuilding in the fourth quarter of 2009 and the first quarter of 2010, respectively. An affiliated client of Cardiff, with which the Company is affiliated, had agreed to purchase Hull 1569A, a sister vessel to Hulls 1518A and 1519A. The Company had agreed to increase the purchase price for Hulls 1518A and 1519A by  $4.5 million each in consideration for:(i) a corresponding  $9.0 million decrease in the purchase price of Hull 1569A and (ii) an undertaking that on delivery of Hulls 1518A and 1519A, the owner of Hull 1569A will repay the Company by effecting payment of  $9.0 million to Hudong Shipbuilding. The Company issued a guarantee to the shipyard for this increase in the purchase price of Hulls 1518A and 1519A. These hulls were delivered in 2009.

Cancellation of the acquisition of nine Capesize vessels: In October 2008, the Company agreed to purchase the ship-owning companies of nine Capesize drybulk carriers for an aggregate purchase price of  $1.17 billion from clients of Cardiff, including affiliates of George Economou, and unrelated third parties, consisting of 19.4 million Company common shares and the assumption of an aggregate of  $478,300 in debt and future commitments. In light of the considerable subsequent decrease in the asset values of the nine Capesize vessels, the Company reached an agreement with the sellers to cancel this transaction. The cancellation of the acquisition was approved by the independent members of the Company's Board of Directors on January 21, 2009, and the termination and release agreements were signed on March 6, 2009. The consideration for canceling the transaction consisted of 6.5 million common shares issued to entities unaffiliated with the Company and nominated by the third-party sellers, which common shares were subject to a six-month “lock up” period, and 3.5 million “out-of-the-money” warrants issued to entities controlled by George Economou. As the affiliated entities received less consideration to cancel these contracts than the unrelated third parties, George Economou was deemed to have made an investor's contribution to the Company's capital.

The shares and warrants were issued on April 9, 2009. Each warrant entitles the holder to purchase one share of the Company's common stock. These warrants have a cost of  $0.01 and strike prices, depending on the relevant tranches, of between  $20 and  $30 per share. The warrants are subject to an 18-month “lock up” period and expire after five years.

The costs of this cancellation recorded in “Contract termination fee and forfeiture of vessel deposits”, are summarized as follows:

Compensation to unrelated parties (a)	$23,855
Compensation to related parties (b)	25,350

Total cancellation fee	$49,205

(a)       The fair value of the Company's 6.5 million common shares issued to the third-party sellers was measured on March 6, 2009 (i.e., the date when the Company terminated the contracts in accordance with their terms) using the closing stock price of  $3.67 per share or an aggregate fair value of  $23,855.

(b)       The fair value of the compensation to terminate the purchase commitment with the related parties on five of the nine vessels was  $25,350, measured using the loss in value method (calculated as the difference between the total purchase consideration and the fair value of the five vessels using independent brokers' valuations). A portion of such compensation was in the form of the Company's warrants with a fair value of  $5,392, which was determined using the Black-Scholes Model with the Company's common shares as the underlying security.

Cancellation of the acquisition of vessels and ship-owning companies: On June 25, 2008, the Company entered into two memoranda of agreement to acquire the vessels Sidari and Petani built in 2007 and 2008 for  $200,000 in total from companies beneficially owned by George Economou. The vessels were expected to be delivered by the end of 2008 with their existing time charters attached for a period of approximately four years each with an unrelated party for a daily rate of  $43,800 each. On July 10, 2008, the Company paid  $40,000 representing an advance payment of 20% in accordance with the related clauses of the memoranda of agreement.

In July 2008, the Company entered into two agreements to acquire all of the issued and outstanding shares of two ship-owning companies beneficially owned by George Economou. The aggregate purchase price was  $140,000, which represented the fair value of the sole assets of the two companies. In exchange for the aggregate purchase price, the Company agreed to acquire two newbuilding Panamax vessels that were scheduled to be delivered in the fourth quarter of 2008 and the first quarter of 2009, respectively, net of advances of  $60,000 in total to be made under the shipbuilding contract by the Company. During October and November 2008 the Company paid  $15,000 representing advances for the newbuilding hulls.

On December 10, 2008, the Company agreed to cancel the aforementioned agreements. The agreements cancellation was negotiated and approved by a committee consisting of the independent members of the Company's Board of Directors. The cancellation fee consisted of forfeiture of the Company's deposits totaling  $55,000, plus a cash payment of  $26,250 per vessel. The total cancellation fee of  $160,000 is included in contract termination fees and forfeiture of vessel deposits in the consolidated statement of operations. In addition, the Company has entered into an agreement with the selling companies of the above vessels, providing the Company with the exclusive option to purchase the abovementioned four Panamax drybulk carriers on an en bloc basis at a fixed purchase price of  $160,000 to be exercised up to December 31, 2009. The fair value of such option as of December 31, 2008 is deemed to be zero. The exclusive purchase option granted to the Company by the seller was not exercised on December 31, 2009.

Purchase of Ocean Rig from a related party: On December 20, 2007 Primelead Limited (“Primelead”) acquired 51,778,647 shares in Ocean Rig from Cardiff, who acted as an intermediary, for a consideration of  $406,024. This represented 30.4% of the issued shares in Ocean Rig.

In April 2008, 7,546,668 shares, representing 4.4% of the share capital of Ocean Rig were purchased from companies controlled by George Economou for a consideration of  $66,782, which is the USD equivalent (Norwegian Kroner) of 45 per share, which is the price that was offered to all shareholders in a mandatory offering (Note 7).

A commission was paid to Cardiff amounting to  $9,925 for services rendered in relation to the acquisition of the remaining shares in Ocean Rig. The above commission was paid on December 5, 2008 and is reflected in “Other, net” in the accompanying consolidated statements of operations.

Acquisition of drillships: On October 3, 2008, the Company's then wholly owned subsidiary, Ocean Rig UDW Inc. (“Ocean Rig UDW”), entered into a share purchase agreement with certain unrelated parties and certain entities affiliated with George Economou to acquire the full equity interests in Drillships Holdings Inc. (“Drillships Holdings”), the owner of drillships Hulls 1837 and 1838 newbuilding advanced capability drillships for use in ultra deepwater drilling locations (Note 4). In connection with this transaction, Ocean Rig UDW issued to the sellers common shares equal to 25% of its total issued and outstanding common shares as of May 15, 2009.

The following table summarizes the aggregate fair values of assets acquired and liabilities assumed by the Company as of May 15, 2009:

Fair value of assets and liabilities acquired
Cash equivalents	$248
Advances for rigs under construction	625,445
Short-term borrowings (Note 10)	(31,102)
Other current liabilities	(7,656)
Long-term debt (Note 10)	(228,810)

Total fair value of net assets	$358,125

The carrying amount of the advances for rigs under construction was  $447,445 as of the acquisition date. A fair value adjustment of  $178,000 was made to the carrying amounts based on the fair value of the assets acquired. The carrying amounts of the remaining assets and liabilities acquired did not require fair value adjustments. No intangible assets were identified during the acquisition of Drillships Holdings.

On July 15, 2009, the Company acquired the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW from the minority interests. The consideration paid for the 25% interest consisted of a one-time  $50,000 cash payment and the issuance of the Company's Series A Convertible Preferred Stock with an aggregate face value of  $280,000 (Note 13).

In the event that any of the newbuilding drillships Hulls 1837 and 1838 are sold by the Company for less than  $800 million prior to delivery, the sellers of Drillships Holdings are obligated to pay to the Company, in cash or in shares, 25% of the difference between the sale price and  $800 million which cannot exceed  $12.5 million. Management has assessed the probability of occurrence of this event as remote.

Advances for Vessels and Rigs under Construction and Acquisitions	12 Months Ended
Dec. 31, 2010
Advances For Vessels And Rigs Under Construction And Acquisitions [Abstract]
Advances For Vessels And Rigs Under Construction And Acquisitions

5. Advances for Vessels and Rigs under Construction and Acquisitions:

The amounts shown in the accompanying consolidated balance sheets include milestone payments relating to the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2.

As of December 31, 2009 and 2010, the advances for vessels and rigs under construction and acquisitions are set forth below:

	December 31,
	2009	2010
Balance at beginning of period	$535,616	$1,182,600
Acquisitions of drillships	625,445	-
Advances for vessels/drillships under construction and related costs	136,662	894,416
Advances forfeited due to cancellation of vessel acquisitions	(93,158)	-
Vessels delivered	(21,965)	(4,317)
Balance at end of period	$1,182,600	$2,072,699

During 2009, the Company entered into agreements with various unrelated parties to cancel certain memoranda of agreement the Company entered into prior to January 1, 2009 for the acquisition of seven Drybulk vessels. The total consideration of  $208,158, including capitalized expenses, included in “Contract termination fees and forfeiture of vessel deposits” in the accompanying consolidated statement of operations consists mainly of the forfeiture of  $93,158 in deposits (including capitalized expenses) for the acquisition of the vessels already made by the Company,  $65,000 in cash consideration and two additional tranches of  $25,000 each payable in cash or the equivalent amount in the form of common shares. On March 19, 2009, the Company issued a total of 11,990,405 common shares to the nominees of the seller to settle the two additional tranches.

On February 17, 2010 the Company placed an order for two 76,000 dwt Panamax dry bulk vessels, namely hull number H1637A and H1638A, with an established Chinese shipyard, for a price of  $33,050 each. The vessels are expected to be delivered in the fourth quarter of 2011 and the first quarter of 2012, respectively. On November 22, 2010, the Company placed an order for twelve tanker vessels (six Aframax and six Suezmax), with an established Korean shipyard, for a total consideration of  $771,000. The vessels are expected to be delivered during 2011, 2012 and 2013.

On January 3 and 18, 2011 the Company took delivery of its newbuilding drillship Ocean Rig Corcovado (Hull 1837) and the tanker Saga, respectively (Note 23).

On March 23 and 30, 2011 the Company took delivery of its newbuilding tanker Vilamoura and the drillship Ocean Rig Olympia (Hull 1838), respectively (Note 23).

Vessels and Drilling Rigs	12 Months Ended
Dec. 31, 2010
Vessels And Drilling Rigs [Abstract]
Vessels and Drilling Rigs
6. Vessels and Drilling Rigs:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

Drybulk vessels:

		Accumulated	Net Book
	Cost	Depreciation	Value
Balance, December 31, 2008	$2,350,846	$(216,196)	$2,134,650
Vessel acquisitions	70,507	-	70,507
Vessel disposals	(37,312)	9,584	(27,728)
Depreciation	-	(117,522)	(117,522)
Vessel impairment charge	(11,651)	10,073	(1,578)
Balance, December 31, 2009	2,372,390	(314,061)	2,058,329
Vessel acquisitions	43,448	-	43,448
Vessel disposals	(75,113)	12,689	(62,424)
Depreciation	-	(117,799)	(117,799)
Vessel impairment charge	(11,880)	8,292	(3,588)
Balance, December 31, 2010	$2,328,845	$(410,879)	$1,917,966

During 2008, the vessels Matira, Netadola, Lanzarote, Menorca, Waikiki, Solana and Tonga were sold for net proceeds of  $401,106 realizing a gain from the sale of  $223,022 while the sale of the vessel Primera was cancelled and a gain on contract cancellation of  $9,098 was recognized.

During 2009, the vessels Rapallo and Oliva were delivered to the Company for  $70,507 and the vessel Paragon was sold for net proceeds of  $30,163, resulting in a gain from the sale of  $2,432. In addition, during 2009, the sale of vessels La Jolla and Toro were cancelled and a gain on contract cancellation of  $15,270 was recognized.

During 2010, the vessel Amalfi was delivered at a total cost of  $43,448 while the vessels Delray, Iguana and Xanadu were sold for net proceeds of  $73,317, resulting in net gain of  $10,893. In addition, during 2010, the Company concluded a Memorandum of Agreement for the sale of vessel Primera for  $26,500. The vessel is expected to be delivered to its new owners in the second quarter of 2011. The Company performed an impairment review on the Primera as of December 31, 2010, to determine whether the change in the circumstances indicated that the carrying amount of the asset may not be recoverable. The Company's review indicated that future undiscounted operating cash flows for the vessel Primera, including revenues from the existing charter through the expected date of sale and the agreed-upon sale price, were below its carrying amount, and accordingly a vessel impairment charge of approximately  $3,588 was recognized and reflected in the accompanying consolidated statement of operations for the year ended December 31, 2010.

Drilling rigs, machinery and equipment:

		Accumulated	Net Book
	Cost	Depreciation	Value
Balance on acquisition	$1,439,740	$(46,582)	$1,393,158
Additions	14,152	-	14,152
Disposals	(501)	114	(387)
Depreciation	-	(77,282)	(77,282)
Balance, December 31, 2009	1,453,391	(123,750)	1,329,641
Additions	6,834	-	6,834
Disposals	(18,595)	5,104	(13,491)
Depreciation	-	(73,651)	(73,651)
Balance December 31, 2010	$1,441,630	$(192,297)	$1,249,333

As of December 31, 2010, all of the Company’s vessels and drilling rigs except for the vessel Toro, have been pledged as collateral to secure the bank loans, (Note 11).

Acquisition of Ocean Rig	12 Months Ended
Dec. 31, 2010
Acquisition Of Ocean Rig [Abstract]
Acquisition Of Ocean Rig

7. Acquisition of Ocean Rig:

On December 20, 2007, the Company acquired 51,778,647 or 30.4% of the issued shares in Ocean Rig. Ocean Rig, incorporated on September 26, 1996 and at that time domiciled in Norway, was a public limited company whose shares previously traded on the Oslo Stock Exchange.

The Company accounted for its investment in Ocean Rig for the year ended December 31, 2007, and for the period from January 1, 2008 to May 14, 2008 using the equity method of accounting. The Company's equity in the loss of Ocean Rig is shown in the accompanying consolidated statements of operations for the year ended December 31, 2007 and 2008 as “Equity in loss of investee” and amounted to a loss of  $299 and  $6,893, respectively.

After acquiring 33% of Ocean Rig's outstanding shares on April 22, 2008, the Company, as required by Norwegian Law, launched a mandatory bid for the remaining shares of Ocean Rig at a price of NOK45 per share ( $8.89 per share). The Company acquired additional shares of Ocean Rig, resulting in the Company gaining control over Ocean Rig on May 14, 2008. The results of operations related to the acquisition are included in the consolidated financial statements since May 15, 2008. The mandatory bid expired on June 11, 2008. As of July 10, 2008, the total shares held by the Company in Ocean Rig amounted to 100% (163.6 million shares). Out of the total shares acquired as discussed above, 4.4% of the share capital of Ocean Rig was purchased from companies controlled by George Economou (Note 4).

The Company had recorded a non-controlling minority interest on its balance sheet as of June 30, 2008 in accordance with guidance related to classification and measurement of redeemable securities. The resulting non-controlling interest carrying value of  $21,457 was recorded at redemption value, which was higher than the amount that would result from applying consolidation accounting under guidance relating to consolidation, resulting in an additional  $15,050 allocated to non-controlling interest recorded in the consolidated statement of operations for the year ended December 31, 2008. The transaction was completed in 2008.

Impairment Charge

At December 31, 2008, the Company performed its annual impairment testing for Goodwill. As a result of its impairment testing, the Company determined that the Goodwill associated with its Drilling Rigs reporting unit was impaired. Accordingly, the Company recognized an impairment charge for the full carrying amount of the Goodwill associated with this reporting unit in the amount of  $700,457, which had no tax effect.

Private Offering of Common Shares in Ocean Rig	12 Months Ended
Dec. 31, 2010
Private Offering Of Common Share In Ocean Rig [Abstract]
Private Offering of Common Shares in Ocean Rig

8. Private Offering of Common Shares in Ocean Rig:

On December 21, 2010, the Company completed the sale of an aggregate of 28,571,428 of Ocean Rig UDW common shares (representing approximately 22% of Ocean Rig UDW's outstanding common stock) through a private offering, at the offering price of  $17.50 per share. The Company received approximately  $488,301 of net proceeds from the private offering. The net assets of Ocean Rig UDW as of December 21, 2010 amounted to  $2,427,121. At the date of the transaction, the carrying amounts of Ocean Rig UDW's assets and liabilities did not require fair values adjustments. The difference between the consideration received and the amount attributed to the non controlling interests which amounted to  $45,666 was recognized in equity attributable to the controlling interest.

On December 21, 2010, the Company approved a share repurchase program for up to a total of  $25.0 million of common stock of Ocean Rig UDW, which may be purchased from time to time through March 31, 2011. No shares were repurchased under the program.

Intagible Assets and Liabilities	12 Months Ended
Dec. 31, 2010
Intagible Assets and Liabilities [Abstract]
Intagible Assets and Liabilities

9. Intangible Assets and Liabilities:

The Company identified finite-lived intangible assets associated with the trade names, software, and above-market and below-market acquired time charters that are being amortized over their useful lives. Trade names and software are included in “Intangible assets, net” in the accompanying consolidated balance sheets net of accumulated amortization. Above-market and below-market acquired time charters are presented separately in the accompanying consolidated balance sheets, net of accumulated amortization.

				Amortization Schedule
		Accumulated	Amortization and adjustments	2011	2012	2013	2014	2015	thereafter
	Amount Acquired	amortization	for the year
		as of	ended
		December 31,	December 31,
		2009	2010

Trade names	$9,145	$1,456	$1,222	$877	$877	$877	$877	$877	$2,005
Software	5,888	939	910	565	565	565	565	565	1,291
Total Intangible Assets, net	$15,033	$2,395	$2,132	$1,442	$1,442	$1,442	$1,442	$1,442	$3,296
Above-market acquired time charters	$15,053	$13,005	$878	$1,170	$-	$-	$-	$-	$-
Below-market acquired time charters	$65,844	$58,212	$6,778	$854	$-	$-	$-	$-	$-

Other non current assets	12 Months Ended
Dec. 31, 2010
Other Non Current Assets [Abstract]
Other non current assets
10. Other non current assets

The amounts included in the accompanying consolidated balance sheets are as follows:
	December 31,
	2009	2010
Security deposits for derivatives	$40,700	$78,600
Delivery payment for drillship	—	294,569
Option for construction of drillships	—	99,024
Pension benefit receivable	388	—
Balance at end of period	$41,088	$472,193

As of December 31, 2009 and 2010, security deposits (margin calls) of  $20,200 and  $39,500 for Hull 1865, respectively, and  $20,500 and  $39,100 for Hull 1866, respectively, were paid and were recorded as “Other non current assets” in the accompanying consolidated balance sheets. These deposits are required by the counterparty due to the market loss in the swap agreements for the years ended December 31, 2009 and 2010.

On December 28, 2010 the final yard installment and winterization fees of  $294,569 for the drillship Ocean Rig Corcovado (Hull 1837) were paid to a suspense account and were recorded as 'Other non current assets' in the accompanying consolidated balance sheets. On January 3, 2011 and upon delivery of Ocean Rig Corcovado the balance in the suspense account was released to the yard.

On November 22, 2010, the Company, entered into a contract with Samsung that granted DryShips options for the construction of up to four additional ultra-deepwater drillships, which would be “sister-ships” to the Ocean Rig Corcovado and the three drillships currently under construction and would have the same specifications as the Ocean Rig Poseidon. Each of the four options may be exercised at any time on or prior to November 22, 2011, with vessel deliveries ranging from 2013 to 2014 depending on when the options are exercised. The total construction cost is estimated to be  $600.0 million per drillship. The option agreement required the Company to pay a non-refundable slot reservation fee of  $24,756 per drillship, which fee will be applied towards the drillship contract price if the options are exercised. The cost of the option agreements of  $99,024 was paid on December 30, 2010 and is recorded in the accompanying consolidated balance sheets as 'Other non-current assets'.

Long-term Debt	12 Months Ended
Dec. 31, 2010
Debt Disclosure [Abstract]
Long-term Debt
11. Long-term Debt:

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:
	December 31, 2009	December 31, 2010
Convertible Senior Notes	$460,000	$700,000
Loan Facilities – Drybulk Segment	1,168,016	950,290
Loan Facilities – Drilling Rig Segment	1,224,824	1,285,358
Less: Deferred financing costs	(168,156)	(215,956)
Total debt	2,684,684	2,719,692
Less: Current portion	(1,698,692)	(731,232)
Long-term portion	$985,992	$1,988,460

Convertible Senior Notes

In November 2009, the Company issued  $400,000 aggregate principal amount of 5% Convertible unsecured Senior Notes (the “Notes”), which are due December 1, 2014. The full over allotment option granted was exercised and an additional  $60,000 Notes were purchased. Accordingly,  $460,000 in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately  $447,810 after the underwriter commissions.

The holders may convert their Notes at any time on or after June 1, 2014 but prior to maturity. However, holders may also convert their Notes prior to June 1, 2014 under the following circumstances: (1) if the closing price of the common stock reaches and remains at or above 130% of the conversion price of  $7.19 per share of common stock or 139.0821 share of common stock per  $1,000 aggregate principal amount of Notes, in effect on that last trading day for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs; (2) during the ten consecutive trading-day period after any five consecutive trading-day period in which the trading price per  $1,000 principal amount of the Notes for each day of that period was less than 98% of the closing price of our common stock multiplied by then applicable conversion rate; or (3) if specified distributions to holders of our common stock are made or specified corporate transactions occur. The Notes are unsecured and pay interest semi-annually at a rate of 5% per annum commencing June 1, 2010. Since the Company's stock price was below the Notes conversion price of  $7.19 as of December 31, 2010, the if-converted value did not exceed the principal amount of the Notes.

As the Notes contain a cash settlement option upon conversion at the option of the issuer, the Company has applied the guidance for “Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)”,and therefore, on the day of the Note issuance, bifurcated the  $460,000 principal amount of the Notes into liability and equity components of  $341,156 and  $118,844, respectively, by first determining the carrying amount of the liability component of the Notes by measuring the fair value of a similar liability that does not have an associated equity component. The equity component was calculated by deducting the fair value of the liability component from the total proceeds received at issuance. Additionally, the guidance requires the Company to accrete the discount of  $118,844 to the principal amount of the Notes over the term of the Notes. The Company's interest expense associated with this Note accretion is based on an effective interest rate of 12%.

In April 2010, the Company issued  $220,000 aggregate principal amount of Notes, which are due December 1, 2014. These Notes were offered as additional Notes under the indenture, as supplemented by a supplemental indenture, pursuant to which the Company previously issued  $460,000 aggregate principal amount of Notes due December 1, 2014 on November 2009. The terms of the Notes offered in April other than their issue date and public offering price, are identical to the Notes issued in November 2009.

The full over allotment option granted was exercised and an additional  $20,000 aggregate principal amount of Notes were purchased. Accordingly,  $240,000 in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately  $237,202 after the underwriter commissions. On the day of the Note issuance, the Company bifurcated the  $240,000 principal amount of the Notes into the liability and equity components of  $168,483 and  $71,517, respectively, by first determining the carrying amount of the liability component of the Notes by measuring the fair value of a similar liability that does not have an associated equity component. The equity component was calculated by deducting the fair value of the liability component from the total proceeds received at issuance. Additionally, the Company is required to accrete the discount of  $71,517 to the principal amount of the Notes over the term of the Notes. The Company's interest expense associated with this Note accretion is based on an effective interest rate of 14%.

In conjunction with the public offering of 5% Notes described above, the Company also entered into share lending agreements with an affiliate of the underwriter of the offering, or the share borrower, pursuant to which the Company loaned the share borrower approximately 36.1 million shares of the Company's common stock. Under the share lending agreements, the share borrower is required to return the borrowed shares when the Notes are no longer outstanding. The Company did not receive any proceeds from the sale of the borrowed shares by the share borrower, but the Company did receive a nominal lending fee of  $0.01 per share from the share borrower for the use of the borrowed shares.

The fair value of the outstanding loaned shares as of December 31, 2009 and 2010 was  $151,902 and  $198,189, respectively. On the days of the Notes issuance the fair value of the share lending agreements was determined to be  $9,900 and  $ 4,576 for the 460,000 and 240,000 Notes respectively, based on a 5.5% interest rate of the Notes without the share lending agreement and was recorded as debt issuance cost. Amortization of the issuance costs associated with the share lending agreement recorded as interest expense during the year ended December 31, 2009 and 2010 was  $195 and  $2,617, respectively, resulting in an unamortized amount of  $9,705 and  $11,664 at December 31, 2009 and 2010, respectively.

The total interest expense related to the Notes in the Company's consolidated statement of operations for the year ended December 31, 2010 was  $57,681, of which  $26,516 is non-cash amortization of the discount on the liability component and  $31,165 is the contractual interest to be paid semi-annually at a coupon rate of 5% per year. At December 31, 2009 and 2010 the net carrying amount of the liability component and unamortized discount were  $342,925 and  $537,969, respectively and  $117,075 and  $162,031, respectively.

Credit facilities

As at December 31, 2010, the Company had six open credit facilities, which are reduced in quarterly and semi-annual installments. The aggregate available unused amounts under these facilities at December 31, 2009 and 2010 were  $938,726 and  $930,477, respectively and the Company is required to pay a quarterly commitment fee of 0.60% per annum of the unutilized portion of the line of credit. Interest is payable at a rate based on LIBOR plus a margin.

Term bank loans

Term loan balances outstanding at December 31, 2009 and 2010 amounted to  $569,779 and  $446,801, respectively. These bank loans are payable in U.S. Dollars in quarterly and semi-annual installments with balloon payments due at maturity between January 2015 and July 2018. Interest rates on the outstanding loans as at December 31, 2010, are based on LIBOR plus a margin.

The weighted-average interest rates on the above outstanding loans and credit facilities for the applicable periods were:

Year ended December 31, 2010 4.80%

Year ended December 31, 2009 3.88%

Year ended December 31, 2008 4.28%

Loan movements for credit facilities and term loans throughout 2010:

		Original Amount	December 31, 2009	New Loans		December 31, 2010
Loan	Loan agreement date				Repayments

Credit Facility	March 31, 2006	$753,637	$598,237	$—	$(94,747)	$503,490
Term Bank Loan	October 2, 2007	35,000	25,000	—	(2,000)	23,000
Term Bank Loan	December 4, 2007	101,150	70,318	—	(28,681)	41,637
Term Bank Loan	October 5, 2007	90,000	74,000	—	(8,000)	66,000
Term Bank Loan	June 20, 2008	103,200	63,350	—	(26,950)	36,400
Term Bank Loan	May 13, 2008	125,000	86,000	—	(26,000)	60,000
Term Bank Loan	May 5, 2008	90,000	60,000	—	(6,000)	54,000
Term Bank Loan	November 16, 2007	47,000	29,000	—	(6,000)	23,000
Term Bank Loan	23-Jul-08	126,400	113,150	—	(14,000)	99,150
Term Bank Loan	13-Mar-08	130,000	48,961	—	(5,347)	43,614
Credit Facility	September 17, 2008	1,040,000	808,550	—	(132,717)	675,833
Credit Facility	10-Sep-07	230,000	230,000	—	(115,000)	115,000
Credit Facility	18-Jul-08	1,125,000	186,274	8,250	—	194,524
Credit Facility	28-Dec-10	300,000	—	300,000	—	300,000
Credit Facility	21-Dec-10	325,000	—	—	—	—
Convertible Senior Notes	November 21, 2009	$460,000	460,000	240,000	—	700,000

			$2,852,840	$548,250	$(465,442)	$2,935,648

On November 29, 2010, the Company signed an amended and restated agreement on the March 13, 2008 term loan, for the substitution of vessels Delray and Toro with vessel Amalfi. The vessel Delray was sold in February 2010, whereas the vessel Toro was released from the loan and security obligation and was replaced by vessel Amalfi.

The above loans are secured by a first priority mortgage over the vessels, corporate guarantee, a first assignment of all freights, earnings, insurances and requisition compensation. The loans contain covenants including restrictions, without the bank's prior consent, as to changes in management and ownership of the vessels, additional indebtedness and mortgaging of vessels, change in the general nature of the Company's business. In addition, some of the vessel owning companies are not permitted to pay any dividends to DryShips nor DryShips to its shareholders without the lender's prior consent. The loans also contain certain financial covenants relating to the Company's financial position, operating performance and liquidity. The Company's secured credit facilities impose operating and negative covenants on the Company and its subsidiaries. These covenants may limit the Dryships' subsidiaries' ability to, among other things, without the relevant lenders' prior consent (i) incur additional indebtedness, (ii) change the flag, class or management of the vessel mortgaged under such facility, (iii) create or permit to exist liens on their assets, (iv) make loans, (v) make investments or capital expenditures, and (vi) undergo a change in ownership or control.

Based on the loan agreements, the Company is required to meet certain value-to-loans ratios. However, according to the loan agreements, value–to-loan ratio shortfalls can be remedied by providing additional collateral or repaying the portion of the loan equal to the shortfall to bring the Company into compliance with the required value-to-loans ratio. As a result, in addition to the required scheduled payments,  $45,000 has been classified as a current liablity as of December 31, 2010, representing payments that could be required by the lenders to satisfy the value-to-loan shortfalls, in accordance with the terms of the loans.

The Company was in breach of certain of its financial covenants as of December 31, 2008. Furthermore, as of December 31, 2009, the Company was deemed to be in breach of one financial loan covenant and not able to remedy the short falls projected for the forthcoming year 2010 due to the non compliance with certain value-to-loan ratios. As a result, in accordance with guidance related to classification of obligations that are callable by the creditor, the Company had classified all of the related long-term debt amounting to  $1.3 billion as current at December 31, 2009.

Total interest incurred on long-term debt, including capitalized interest, for the years ended December 31, 2008, 2009 and 2010 amounted to  $106,200,  $94,717, and  $99,044 respectively. These amounts net of capitalized interest are included in “Interest and finance costs” in the accompanying consolidated statements of operations.

The annual principal payments required to be made after December 31, 2010, including balloon payments, totaling  $2,935,648 due through September 2020, are as follows:

2011	$740,604
2012	205,376
2013	583,886
2014	823,984
2015 and thereafter	581,798

Total principal payments	2,935,648
Less: Financing fees	(215,956)

Total debt	$2,719,692

Financial Instruments and Fair Value Measurments	12 Months Ended
Dec. 31, 2010
Financial Instruments And Fair Value Measurments [Abstract]
Financial Instruments and Fair Value Measurements
12. Financial Instruments and Fair Value Measurements:

All derivatives are carried at fair value on the consolidated balance sheet at each period end. Balances as of December 31, 2009 and 2010 are as follows:

	December 31, 2009				December 31, 2010

			Foreign				Foreign
		Forward	Currency			Forward	Currency
	Interest	Freight	Forward		Interest	Freight	Forward
	Rate Swaps	Agreements	Contracts	Total	Rate Swaps	Agreements	Contracts	Total
Current assets	$-	559	434	$993	$-	-	1,538	$1,538
Current liabilities	(65,129)	(7,708)	-	(72,837)	(71,640)	(1,063)	-	(72,703)
Non current liabilities	(103,765)	(998)	-	(104,763)	(159,376)	-	-	(159,376)
	$(168,894)	(8,147)	434	$(176,607)	$(231,016)	(1,063)	1,538	$(230,541)

12.1 Interest rate swaps, cap and floor agreements: As of December 31, 2009 and 2010, the Company had outstanding 34 interest rate swap, cap and floor agreements, of  $2.5 billion and  $2.5 billion respectively, maturing from June 2011 through November 2017. These agreements are entered into in order to hedge its exposure to interest rate fluctuations with respect to the Company's borrowings. Of these contracts, 31 do not qualify for hedge accounting and as such changes in their fair values are included in the accompanying consolidated statement of operations, while 3 contracts are designated for hedge accounting and as such changes in their fair values are included in accumulated other comprehensive loss. The fair value of these agreements equates to the amount that would be paid by the Company if the agreements were cancelled at the reporting date, taking into account current interest rates and creditworthiness of the Company.

The change in the fair value of such agreements which do not qualify for hedge accounting for the year ended December 31, 2008, 2009 and 2010 amounted to a loss of  $202,452, a gain of  $66,354 and a loss of  $56,627, respectively and is reflected under “Gains/Loss on interest rate swaps” in the accompanying consolidated statement of operations while the change in fair value of the agreements that qualified for hedge accounting for the year ended December 31, 2008, 2009 and 2010 amounted to a loss of  $46,548, a gain of  $10,878 and a loss of  $17,034, respectively and is reflected under “Accumulated other comprehensive loss” in the accompanying consolidated statements of stockholders' equity.

12.2 Forward freight agreements: The Company trades in the FFA market effective from May 2009, with both an objective to utilize the FFAs as economic hedging instruments that are effective at reducing the risk of specific vessels charter rates and to take advantage of short term fluctuations in the market prices. FFA trading generally has not qualified as hedge accounting and as such the trading of FFAs could lead to material fluctuations in the Company's reported results from operations on a period to period basis.

As of December 31, 2010, the Company had two open FFAs. None of the “mark to market” positions of the open FFA contracts qualified for hedge accounting treatment.

The change in the fair value of such agreements for the year ended December 31, 2008, 2009 and 2010 amounted to  $0, a loss of  $8,147 and a gain of  $7,084, respectively and is reflected under “Other, net” in the accompanying consolidated statement of operations.

12.3 Foreign currency forward contracts: As of December 31, 2010 and 2009, the Company had outstanding twelve forward contracts, to sell  $28 million for NOK 174 million and ten forward contracts to sell  $20 million for NOK 119 million. These agreements are entered into in order to hedge its exposure to foreign currency fluctuations. Such fair value at December 31, 2009 and December 31, 2010 was an asset of  $434 and  $1,538, respectively.

The change in the fair value of such agreements for the year ended December 31, 2008, 2009 and 2010 amounted to a loss of  $2,512, a gain of  $2,023 and a gain of  $1,104, respectively and is reflected under “Other, net” in the accompanying consolidated statement of operations.

Tabular disclosure of financial instruments is as follows:

Fair Values of Derivative Instruments in the Statement of Financial Position:

		Asset Derivatives			Liability Derivatives

Derivatives designated as hedging instruments	Balance Sheet Location	December 31,	December 31,	Balance Sheet Location	December 31,	December 31,
		2009	2010		2009	2010
		Fair value	Fair value		Fair value	Fair value
Interest rate swaps	Financial instruments	$-	-	Financial instruments non current liabilities	31,028	$36,523
Total derivatives designated as hedging instruments		-	-		31,028	36,523

Derivatives not designated as hedging instruments
Interest rate swaps	Financial instruments-current assets	-	-	Financial instruments-current liabilities	65,129	71,640
Interest rate swaps	Financial instruments-non current assets	-	-	Financial instruments-non current liabilities	72,737	122,853
Forward freight agreements	Financial instruments-current assets	559	-	Financial instruments current liabilities	7,708	1,063
Forward freight agreements	Financial instruments-non current assets	-	-	Financial instruments non current liabilities	998	-
Foreign currency forward contracts	Financial instruments-current assets	434	1,538	Financial instruments current liabilities	-	-
Total derivatives not designated as hedging instruments		993	1,538		146,572	195,556
Total derivatives		$993	1,538	Total derivatives	177,600	$232,079

The Effect of Derivative Instruments on the Statement of StockHolders` Equity:

	Amount of Gain/(Loss) Recognized in OCI on Derivative
	(Effective Portion)
Derivatives designated for cash flow hedging relationships	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2009	December 31, 2010
Interest rate swaps - Unrealized gains/(losses)	$(46,548)	$16,140	$(5,495)
Interest rate swaps - Realized losses associated with capitalized interest	-	(5,262)	(11,539)
Total	$(46,548)	$10,878	$(17,034)

No portion of the cash flow hedges shown above was ineffective during the year. During the years ended December 31, 2009 and 2010, the losses transferred from OCI into the statement of operations were $12,391 and $9,901 respectively. The estimated net amount of existing losses at
December 31, 2010 that will be reclassified into earnings within the next twelve months related with cash flow hedges is $367.
		Amount of Gain/(Loss)

Derivatives not designated as hedging instruments	Location of Gain or (Loss)	Year Ended	Year Ended	Year Ended
	Recognized	December 31, 2008	December 31, 2009	December 31, 2010
Interest rate swaps	Gain/(loss) on interest rate
	swaps	$(207,936)	$23,160	$(120,505)
Forward freight agreements	Other, net	-	(9,970)	(3,008)
Foreign currency forward contracts	Other, net	(2,512)	2,023	1,104
Total		$(210,448)	$15,213	$(122,409)

ASC 815, “Derivatives and Hedging” requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. In accordance with the guidance, the Company designates all the contracts as cash flow hedges, if they qualify for that treatment, with the last contract expiring in November 2017.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in the accompanying consolidated statement of operations. Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in the accompanying consolidated statement of operations.

The Company enters into interest rate swap transactions to manage interest costs and risk associated with changing interest rates with respect to its variable interest rate loans and credit facilities. The Company enters into FFAs and foreign currency forward contracts in order to manage risks associated with future hire rates and fluctuations in foreign currencies, respectively.

The carrying amounts of cash and cash equivalents, restricted cash and trade accounts receivable and accounts payable reported in the consolidated balance sheets approximate their respective fair values because of the short term nature of these accounts. The fair value of revolving credit facilities is estimated based on current rates offered to the Company for similar debt of the same remaining maturities. Additionally, the Company considers its creditworthiness in determining the fair value of the revolving credit facilities. The carrying value approximates the fair market value for the floating rate loans. The fair value of the interest rate swaps was determined using a discounted cash flow method based on market-based LIBOR swap yield curves, taking into account current interest rates and the creditworthiness of the Company. The fair value of the forward freight agreements was determined based on quoted rates. The fair value of foreign currency forward contracts was based on the forward exchange rates.

The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This statement enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

The following table summarizes the valuation of assets and liabilities measured at fair value on a recurring basis as of the valuation date.

		Quoted Prices
		in Active
		Markets for	Significant Other
		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2010	(Level 1)	(Level 2)	(Level 3)
Recurring measurements:
Interest rate swaps-liability position	$(231,016)	-	(231,016)	-
Forward freight agreements – liability position	(1,063)	(1,063)	-	-
Foreign currency forward contracts – asset position	1,538	1,538	-	-
Total	$(230,541)	475	(231,016)	$-

The following table summarizes the valuation of our assets measured at fair value on a non-recurring basis as of the valuation date.

		Quoted Prices
		in Active	Significant
		Markets for	Other
		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	Gains/
	2010	(Level 1)	(Level 2)	(Level 3)	(Losses)
Non- Recurring measurements:
Long- lived assets held and used	$26,500	-	26,500	-	$(3,588)
Total	$26,500	-	26,500	-	$(3,588)

In accordance with the provisions of relevant guidance, a long-lived asset held and used with a carrying amount of $30,088 was written down to its fair value of $26,500 as determined based on the agreed sale price, resulting in an impairment charge of $3,588, which was included in accompanying consolidated statement of operations for December 31, 2010.

Common Stock and Additional Paid-in Capital	12 Months Ended
Dec. 31, 2010
Common Stock And Additional Paid In Capital [Abstract]
Common Stock And Additional Paid-in Capital
13. Common Stock and Additional Paid-in Capital:

Net Income Attributable to Dryships Inc. and Transfers from the Noncontrolling Interest:
The following table represents the effects of any changes in Dryships Inc. ownership interest in a subsidiary on the equity attributable to the shareholders of Dryships Inc.
	Year Ended December 31,

	2008	2009	2010

		(As restated)
Net (loss)/income attributable to Dryships Inc.	$(361,282)	$(19,209)	$188,327
Transfers from the noncontrolling interest:
Increase in Dryships Inc. equity for acquisition of non controlling interest	-	352,814	-
Decrease in Dryships Inc. equity for issuance of subsidiary shares	-	(37,511)	(45,666)

Increase in Dryships Inc. retained earnings for Redemption of noncontrolling interest	(15,050)	-	-

Net transfers to/from the non controlling interest	(15,050)	315,303	(45,666)

Net income/ (loss) attributable to Dryships Inc. and transfers to/from the noncontrolling interest	$(376,332)	$296,094	$142,661

  Issuance of common shares

In October 2007, the Company filed a universal shelf registration statement on Form F-3 relating to the offer and sale of up to 6,000,000 common shares. From January through March 2008, an amount of 4,759,000 shares of common stock were issued. The net proceeds, after underwriting commissions ranging between 1.5% to 2% and other issuance fees, amounted to  $352,748.

In March 2008, the Company filed a prospectus supplement relating to the offer and sale of up to 6,000,000 shares of common stock, par value  $0.01 per share. On May 6 and 7, 2008, the Company issued 1,109,903 shares of common stock. The net proceeds, after underwriting commissions of 1.75% and other issuance fees, amounted to  $101,574. In October 2008, the Company issued 2,069,700 shares of common stock. The net proceeds, after underwriting commissions of 1.75% and other issuance fees, amounted to  $41,891.

In November 2008, the Company filed a prospectus supplement relating to the offer and sale of up to 25,000,000 common shares. In November and December 2008, the Company issued 24,980,300 shares of common stock. The net proceeds, after underwriting commissions of 2.5% to 3% and other issuance fees, amounted to  $167,057.

On January 15, 2009, the Company agreed to transfer its interests in the ship-owning companies of three Capesize newbuildings to an entity that is not affiliated with the Company. As consideration for liabilities assumed by the purchasers, on March 19, 2009, the Company issued a total of 11,990,405 common shares to the nominees of Central Mare Inc. (Note 3).

During 2009, the Company effected two at-the-market equity offerings. Under these offerings, the Company issued 165,054,595 shares of common stock. The net proceeds, after commissions, amounted to  $952,369.

Concurrently with the offering of the Notes discussed in Note 10, the Company entered into share lending agreements and issued 26,100,000 shares of common stock in November 2009 and 10,000,000 in April 2010, respectively, which it subsequently loaned to the underwriter pursuant to the share lending agreements. The Company received a one time loan fee of  $0.01 per share.

In September 2010, the Company filed a universal shelf registration statement on Form F-3 relating to the offer and sale of up to  $350,000 of the Company's common shares. Under this offering, the Company issued 74,818,706 of common stock. The net proceeds, after deducting commissions, amounted to  $342,300.

Issuance of Series A preferred stock

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW (Note 3). The aggregate face value of these shares was  $280,000 and the fair value of the Preferred Stock was determined by management to be  $268,000.

The Company determined that the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW is more reliably measurable than the fair value of the preferred stock issued. The Company determined that  $318,000 is the fair value of the 25% of the outstanding common shares of Ocean Rig UDW in accordance with fair value guidance by weighting the fair values derived using the following three valuation methods: (i) Fair value of the net assets of Ocean Rig UDW; (ii) Discounted cash flow method; and (iii) Comparable company approach. Based on the foregoing, the Company recorded the preferred stock at  $268,000, which was calculated as the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW of  $318,000 less cash consideration of  $50,000.

The changes in the Company's ownership interest in Ocean Rig UDW did not represent a change in control and therefore the Company accounted for this transaction as an equity transaction with no gain or loss recorded in the statement of operations or comprehensive income. The difference between the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig UDW and the amount the non-controlling interest was recognized as equity attributable to the parent.

The Series A Convertible Preferred Stock accrues cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Dividends are payable in preferred stock or cash, if cash dividends have been declared on common stock. Such accrued dividends are payable in additional shares of preferred stock immediately prior to any conversion.

As of December 31, 2010, the fair value of the accrued stock dividends aggregated to  $21,121. Each share of this instrument mandatorily converts into shares of the Company's common stock proportionally, upon the contractual delivery of each of the four newbuilding ultra deepwater drillships at a premium of 127.5% of the original purchase price. Furthermore, each share of this instrument can also be converted into shares of the Company's common stock at any time at the option of the holder at a conversion rate of 1.0:0.7.

The Series A Convertible Preferred Stock ranks senior to all other series of the Company's preferred stock as to the payment of dividends and the distribution of assets. Finally, the holders of this stock and the holders of shares of common stock vote together as one class on all matters submitted to a vote of the stockholders of the Company.

Series A Convertible Preferred Stock shall not be redeemable unless upon any liquidation, dissolution or winding up of the Company, or sale of all or substantially all of the Company's assets, in which case a one-to-one redemption takes place plus any accrued and unpaid dividends.

Stockholders Rights Agreement

As of January 18, 2008, the Company entered into a Stockholders Rights Agreement (the “Agreement”). Under the Agreement, the Company's Board of Directors declared a dividend payable of one preferred share purchase right, (“Right”), to purchase one one-thousandth of a share of the Company's Series A Participating Preferred Stock for each outstanding common share. Each right entitles the registered holder, upon the occurrence of certain events, to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock. As of December 31, 2010, no exercise of any purchase right has occurred.

As of July 9, 2009, an amendment has been effected to the Agreement to reflect the issuance of Series A Convertible Preferred Stock.

Equity incentive plan	12 Months Ended
Dec. 31, 2010
Equity Incentive Plan [Abstract]
Equity incentive plan

14. Equity incentive plan:

On January 16, 2008, the Company's Board of Directors approved the 2008 Equity Incentive Plan (the “Plan”). Under the Plan, officers, key employees, and directors are eligible to receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock units and unrestricted stock. On January 25, 2010 the Company's Board of Directors amended the 2008 Equity Incentive Plan to provide that a total of 21,834,055 common shares be reserved for issuance.

On March 5, 2008, 1,000,000 shares of non-vested common stock out of the 1,834,055 shares then reserved under the Plan were granted to Fabiana, an entity that offers consultancy services to the Chief Executive Officer, George Economou. The shares vest quarterly in eight equal installments with the first installment of 125,000 common shares vested on May 28, 2008. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of  $75.09 per share. As of December 31, 2010 the shares have vested in full.

On October 2, 2008, the Company's Board of Directors and Compensation Committee approved grants for the non-executive directors of the Company. On October 2, 2008, 9,000 shares of non-vested common stock and 9,000 shares of vested common stock were granted to the non-executive directors. As of December 31, 2010, 12,450 of these shares have vested.

The non-vested common stock vests evenly over a three-year period with the first vesting date commencing on January 1, 2009. For the director vested and non-vested stock, the fair value of each share on the grant date was  $33.59.

On March 12, 2009, 70,621 shares of non-vested common stock out of the 1,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vest in annual installments of 42,373 and 28,248 shares on March 1, 2010 and 2011, respectively. The fair value of each share on the grant date was  $3.54. As of December 31, 2010, 42,373 of these shares have vested.

On January 25, 2010, 4,500,000 shares of non-vested common stock out of 21,834,055 shares reserved under the Plan were granted to Fabiana as a bonus for the contribution of George Economou for CEO services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares shall vest over a period of three years, with 1,000,000 shares to vest on the grant date; 1,000,000 shares to vest on December 31, 2010 and 2011, respectively; and 1,500,000 shares to vest on December 31, 2012. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of  $6.05 per share. As of December 31, 2010, 2,000,000 of these shares have vested.

On March 5, 2010, 2,000 shares of non-vested common stock and 1,000 shares of vested common stock out of the 21,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vest in annual installments of 1,000 shares on March 5, 2010, December 31, 2010 and 2011, respectively. The shares were issued during July 2010 and the fair value of each share, on the grant date, was  $5.66. As of December 31, 2010, 2,000 of these shares have vested.

On February 4, 2011, 15,000 shares of non-vested common stock out of the 21,834,055 shares reserved under Plan were granted to an executive of the Company. The shares will vest on a pro-rata basis over a period of three years from the date of the non- vested stock award agreement. The fair value of each share, on the grant date, was  $5.01.

A summary of the status of the Company's non vested shares as of December 31, 2008, 2009 and 2010, and movement for the years ended December 31, 2008, 2009 and 2010, is presented below. There were no shares forfeited in 2008 and 2009 while 3,600 shares where forfeited during 2010.

		Weighted average grant
	Number of	date fair value per
	non vested shares	non vested shares
Balance as at January 1, 2008	-	-
Granted	1,018,000	$74.36
Vested	(384,000)	74.12

Balance December 31, 2008	634,000	$74.50
Granted	70,621	3.54
Vested	(501,650)	74.95

Balance December 31, 2009	202,971	$48.69
Granted	4,503,000	6.05
Forfeited	(3,600)	33.59
Vested	(2,171,173)	10.00

Balance December 31, 2010	2,531,198	$6.04

		Weighted average grant
	Number of	date fair value per
	vested shares	non vested shares
Balance as at January 1, 2008		$-
Granted	9,000	33.59
Non vested shares granted and vested 2008	375,000	75.09

As at December 31, 2008	384,000	$74.12
Non vested shares granted in prior years and vested 2009	501,650	74.95

As at December 31, 2009	885,650	$74.59
Granted and vested	2,002,000	6.05
Non vested shares granted in prior years and vested 2010	169,173	56.73
As at December 31, 2010	3,056,823	$28.71

As of December 31, 2008, 2009 and 2010, there was  $44,192,  $6,372 and  $9,414, respectively, of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of two years. The amounts of  $31,502,  $38,071 and  $24,200 are recorded in “General and administrative expenses”, in the accompanying consolidated statement of operations for the year ended December 31, 2008 2009 and 2010 respectively. The total fair value of shares vested during the years ended December 31, 2008, 2009 and 2010 were  $21,860,  $2,826 and  $12,466, respectively.

Other non-current liabilities	12 Months Ended
Dec. 31, 2010
Other Non Current Liabilities [Abstract]
Other non-current liabilities
15. Other non-current liabilities:
Other non-current liabilities in the accompanying consolidated balance sheets are analyzed as follows:
	December 31, 2009	December 31, 2010

Pension and retirement benefit obligation	$-	$602
Other	43	238
Total	$43	$840

The Company's majority owned subsidiary, Ocean Rig UDW has three pension benefit plans for employees managed and funded through Norwegian life insurance companies. As of December 31, 2010 the pension plans cover 55 employees. The pension scheme is in compliance with the Norwegian law on required occupational pension.

The Company uses a January 1 measurement date for net periodic benefit cost and a December 31 measurement date for benefit obligations and plan assets.

For defined benefit pension plans, the benefit obligation is the projected benefit obligation, the actuarial present value, as of the December 31 measurement date, of all benefits attributed by the pension benefit formula to employee service rendered to that date. The amount for benefit to be paid depends on a number of future events incorporated into the pension benefit formula, including estimates of the average life of employees/survivors and average years of service rendered. It is measured based on assumptions concerning future interest rates and future employee compensation levels.

The following table presents the change in the projected benefit obligation for the years ended December 31:

	2009	2010

Projected benefit obligation at January 1	$7,033	$8,898
Service cost for benefits earned	4,121	2,021
Interest cost	280	334
Settlement	(1,983)	(2,984)
Actuarial gains/(losses)	(1,587)	149
Benefits paid	(42)	(72)
Payroll tax of employer contribution	(442)	(104)
Foreign currency exchange rate changes	1,518	(145)
Projected benefit obligation at end of year	$8,898	$8,097

The following table presents the change in the value of plan assets for the years ended December 31, 2009 and 2010 and the plans’ funded status at December 31:

	2009	2010

Fair value of plan assets at January 1,	$6,321	$9,286
Expected return on plan assets	378	395
Actual return on plan assets	(1,395)	(760)
Employer contributions	3,138	741
Settlement	(624)	(1,986)
Foreign currency exchange rate changes	1,468	(181)
Fair value of plan assets at end of year	$9,286	$7,495
Funded/(unfunded) status at end of year	$(388)	$602

Amounts included in accumulated other comprehensive loss that have not yet been recognized in net periodic benefit cost at December 31 are listed below:

	2008	2009	2010

Net actuarial loss	$3,337	$2,766	$2,342
Prior service cost	187	964	424
Defined benefit plan adjustment, before tax effect	$3,524	$3,730	$2,766

The accumulated benefit obligation for the pension plans represents the actuarial present value of benefit based on on employee service and compensation as of a certain date and does not include an assumption about future compensation levels. The accumulated benefit obligation for the pension plans was $2,995 at December 31, 2010 and $6,265 at December 31, 2009.
The net periodic pension cost recognized in the consolidated statements of operations was $2,980, $3,652 and $2,008 for the years ended
December 31, 2008, 2009 and 2010 respectively.

The following table presents the components of net periodic pension cost:

	2008	2009	2010

Expected return on plan assets	$(410)	$(378)	$(395)
Service cost	2,870	4,121	2,021
Interest cost	275	280	334
Amortization of prior service cost	190	-	-
Amortization of actuarial loss	146	168	47
Settlement	(91)	(539)	1
Net periodic benefit cost	$2,980	$3,652	$2,008

The table below presents the components of changes in Plan Assets and Benefit Obligations recognized in Other Comprehensive Income:

	2008	2009	2010

Net actuarial loss (gain)	$-	$(1,091)	$1,101
Prior service cost (credit)	(1,511)	777	(1,020)
Amortization of actuarial loss	-	(256)	(506)
Amortization of prior service cost	(190)	-	-
Total recognized in net pension cost and other comprehensive income, before tax effects	$(1,701)	$(570)	$(425)

The estimated amount in accumulated other comprehensive loss that is expected to be reclassified as a component of net periodic benefit cost over the next fiscal year is  $112.

Pension obligations are actuarially determined and are affected by assumptions including expected return on plan assets. As of December 31, 2010 contributions amounting to  $741 in total, have been made to the defined benefit pension plan.

The Company evaluates assumptions regarding the estimated long-term rate of return on plan assets based on historical experience and future expectations on investment returns, which are calculated by an unaffiliated investment advisor utilizing the asset allocation classes held by the plan's portfolios. Changes in these and other assumptions used in the actuarial computations could impact the Company's projected benefit obligations, pension liabilities, pension cost and other comprehensive income.

The Company bases its determination of pension cost on a market-related valuation of assets that reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return based on the market-related value of assets.

The following are the weighted–average assumptions used to determine net periodic benefit cost:

	December 31, 2008	December 31, 2009	December 31, 2010
Weighted average assumptions
Expected return on plan assets	5.80%	5.70%	5.40%
Discount rate	3.80%	4.50%	4.00%
Compensation increases	4.25%	4.50%	4.00%

The Company’s investments are managed by the insurance company Storebrand by using models presenting many different asset allocation scenarios to assess the most appropriate target allocation to produce long-term gains without taking on undue risk. US GAAP standards require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The following table set forth the pension assets at fair value as of December 31, 2009 and 2010:

		2009	2010
Shares and other equity instruments		$1,086	$1,214
Bonds and other security - fixed yield		2,618	1,289
Bonds held to maturity		2,497	1,889
Properties and real estate		1,504	1,207
Money Market		947	668
Other		634	1,228
Total plan net assets at fair value		$9,286	$7,495

The law requires a low risk profile; hence the majority of the funds are invested in government bonds and high-rated corporate bonds.

Investments are stated at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. If no sale was reported on that date, they are valued at the last reported bid price. Investments in securities not traded on a national securities exchange are valued using pricing models, quoted prices of securities with similar characteristics or discounted cash flows.

Alternative investments, binding investment in private equity, private bonds, hedge funds, and real estate assets, do not have readily available marked values. These estimated fair values may differ significantly from the values that would have been used had a readily available market value for these investments existed, and such differences could be material. Private equity, private bonds, hedge funds and other investments not having an established market are valued at net assets values as determined by the investment managers, which management had determined approximates fair value. Investments in real estate assets funds are stated at the aggregate net asset value of the units of these funds, which management has determined approximates fair value. Real estate assets are valued either at amounts based upon appraisal reports prepared by the investment manager, which management has determined approximates fair value.

Purchases and sales of securities are recorded as of the trade date. Realized gains and losses on sales of securities are determined on the basis of average cost. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

The major categories of plan assets as a percentage of the fair value of plan assets are as follows:

	As of December 31,
	2009	2010
Shares and other equity instruments	12%	16%
Bonds	55%	42%
Properties and real estate	16%	16%
Other	17%	26%
Total	100%	100%

The US GAAP standards require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The US GAAP standards establish a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Tiers include three levels which are explained below:

Level 1:

Financial instruments valued on the basis of quoted priced for identical assets in active markets. This category encompasses listed equities that over the previous six months have experienced a daily average turnover equivalent to approximately  $ 3,462 or more. Based on this, the equities are regarded as sufficiently liquid to be included in this level. Bonds, certificates or equivalent instruments issued by national governments are generally classified as level 1. In the case of derivatives, standardized equity-linked and interest rate futures are included in this level.

Level 2:

Financial instruments valued on the basis of observable market information not covered by level 1. This category encompasses financial instruments that are valued on the basis of market information that can be directly observable or indirectly observable. Market information that is indirectly observable means that prices can be derived from observable, related markets. Level 2 encompasses equities or equivalent equity instruments for which market prices are available, but where the turnover volume is too limited to meet the criteria in level 1. Equities on this level will normally have been traded during the last month. Corporate bonds and equivalent instruments are generally classified as level 2. Interest rate and currency swaps, non-standardized interest rate and currency derivatives, and credit default swaps are also classified as level 2. Funds are generally classified as level 2, and encompass equity, interest rate, and hedge funds.

Level 3:

Financial instruments valued on the basis of information that is not observable pursuant to level 2. Equities classified as level 3 encompass investments in primarily unlisted/private companies. These include investments in forestry, real estate and infrastructure. Private equity is generally classified as level 3 through direct investments or investments in funds. Asset backed securities (ABS), residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS) are classified as level 3 due to their generally limited liquidity and transparency in the market.

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of
December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$516	$—	$57	$573
Non-US Equities	512	—	—	512
Fixed Income:
Government Bonds	3,345	1,205	—	4,550
Corporate Bonds	789	—	—	789
Alternative Investments:
Hedge funds and limited partnerships	—	214	—	214
Other	169	—	—	169
Cash and cash equivalents	975	—	—	975
Real Estate	—	—	1,504	1,504
Net Plan Net Assets	$6,306	$1,419	$1,561	$9,286

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$531	$—	$133	$664
Non-US Equities	551	—	—	551
Fixed Income:
Government Bonds	2,336	842	—	3,178
Corporate Bonds	982	—	—	982
Alternative Investments:
Hedge funds and limited partnerships	—	225	—	225
Other	22	—	—	22
Cash and cash equivalents	667	—	—	667
Real Estate	—	—	1,206	1,206
Net Plan Net Assets	$5,089	$1,067	$1,339	$7,495

The tables below set forth a summary of changes in the fair value of the pension assets classified as level 3 assets for the years ended December 31.

	Year ended December 31,
	2009	2010
Balance, beginning of year	$1,161	$1,561
Actual return on plan assets:
Assets sold during the period	—	—
Assets still held at reporting date	310	75
Purchases, sales, issuances and settlements (net)	90	(297)
Net Plan Net Assets	$1,561	$1,339

The following pension benefits payments are expected to be paid by the Company during the years ending:

December 31, 2011		$83
December 31, 2012		84
December 31, 2013		66
December 31, 2014		106
December 31, 2015		107
December 31, 2016 – 2021		1,279
Total pension payments		$1,725

The Company's pension funds are managed by an independent life-insurance company that invests the Company's funds according to Norwegian law. The law requires a low risk profile; hence the majority of the funds are invested in government bonds and high-rated corporate bonds. The major categories of plan assets as a percentage of the fair value of plan assets are as follows:

The Company's estimated employer contribution to the define benefit pension plan for the fiscal year 2011 is  $678.

The Company has a defined contribution pension plan that include 354 employees. The contribution to the defined contribution pension plan for the year 2010 was  $1,775. The contribution to the defined contribution pension plan for the years 2009 and 2008 was  $104 and  $54 respectively.

Commitments and Contigencies	12 Months Ended
Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

16. Commitment and contingencies:

16.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business.

In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Except as described below, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

In November 2008, Annapolis Shipping Company Limited of Malta, a subsidiary of DryShips Inc. and seller of the vessel Lacerta to China National Machinery Import & Export Corporation on behalf of Qingdao Shunhe Shipping Co. Ltd of China (the “Buyers”), commenced arbitration proceedings against the Buyers because they failed to comply with their obligations under the memorandum of agreement and to take delivery of the vessel. The buyers responded by raising the issue of change of place of delivery. No quantification of the above claim and counter-claim may be given presently.

On July 17, 2008, the Company entered into an agreement to sell the MV Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation, or Samsun, for the price of approximately  $63,400. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to  $36,000. As part of the agreement, the buyers released the deposit of  $6,300 to the Company immediately and were required to make a new deposit of  $1,500 towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of  $1,500. In February 2009, Samsun was placed in corporate rehabilitation.

In February 2010 Samsun's plan of reorganization was approved by its creditors. As part of this plan the Company will recover a certain percentage of the agreed-upon purchase price. As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's financial statements.

On March 5, 2009, a complaint against the Company's Board of directors and a former director was filed in the High Court of the Republic of the Marshall Islands for an unspecified amount of damages alleging that such directors had breached their fiduciary duty of good faith in connection with the termination of the acquisition of four Panamax drybulk carriers and nine Capesize drybulk carriers. The complaint, which was amended on August 14, 2009, also seeks the disgorgement of all payments made in connection with the termination of these acquisitions. The Company filed a motion for an early dismissal of this complaint. This motion to dismiss the complaint was granted by the High Court in February 2010. On March 16, 2010, the claimant filed with the Supreme Court of the Republic of the Marshall Islands a Notice of Appeal against the Order of the High Court.

On May 3, 2010, the MV Capitola was detained by the United States Coast Guard at the Port of Baltimore, Maryland. The alleged deficiencies involved in the detention related to a suspected by-pass of the vessel's oily water separating equipment and related vessel records. The relevant vessel owning subsidiary of the Company and Cardiff posted security in the amount of  $1.5 million for release of the vessel from detention. During 2011 the U.S. District Court in Maryland has resolved a case in which Cardiff, the former manager of the MV Capitola, a drybulk vessel operated by DryShips, entered into a comprehensive settlement with the U.S. Department of Justice in connection with an investigation into MARPOL violations involving that vessel. Cardiff's plea agreement with the U.S. Department of Justice involved the failure to record certain discharges of oily water and oil residues in the ship's Oil Record Book. The court ordered Cardiff to pay a fine and to implement an Environmental Compliance Plan, or ECP. It has been agreed that the DryShips' current vessel manager, TMS Bulkers, will carry out the ECP for the DryShips' vessels. The ECP will strengthen the commitment of TMS Bulkers to environmental compliance in every phase of its operation, including the operation of the DryShips' vessels. The Company expects to incur costs of approximately  $2.4 million.

The Company's drilling rig, Leiv Eiriksson, operated in Angola during the period 2002 to 2007. The Company understands that the Angolan government has retroactively levied import/export duties for two incorporation events during the period 2002 to 2007 estimated between  $5 million to  $10 million. The Company believes that the assessment of duties is without merit and that the Company will not be required to pay any material amount.

16.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of December 31, 2010 for a period of three fiscal years:

Obligations:	Total	1st year	2nd year	3rd year

Vessels shipbuilding contracts	$701,130	$295,305	$249,425	$156,400
Drillship Shipbuilding contracts plus owners furnished equipment	1,374,000	1,374,000	-	-
Total obligations	$$2,075,130	$1,669,305	$249,425	$156,400

At December 31, 2010, the Company's short-term contractual obligations to fund the construction installments under the drillship and vessel shipbuilding contracts in 2011 amount to  $1,669,305. Cash expected to be generated from operations is not anticipated to be sufficient to cover the Company's capital commitments and current loan obligations. In March 2011, the Company received commitments from financial institutions for additional financing amounting to  $832,300 and consents from existing lenders to draw down an additional amount of  $495,000 to cover obligations falling due within 2011. The Company believes that the above financing will be sufficient to meet its working capital needs, capital commitments and loan obligations throughout 2011. In addition, should the Company exercise all its options to construct four new drillships, the Company would be required to pay cash payments of  $ 698,800 in 2011, for which it would be dependent upon obtaining additional financing.

16.3 Contractual charter revenue

Future minimum contractual charter revenue, based on vessels and rigs committed to non-cancelable, long-term time and bareboat charter contracts as of December 31, 2010, will be  $957,671 during 2011,  $532,502 during 2012,  $150,465 during 2013,  $46,256 during 2014 and  $138,621 during 2015 and thereafter. These amounts do not include any assumed off-hire.

16.4 Rental payments

The Company leases office space in Athens, Greece, from a son of George Economou. As of December 31, 2010, the future obligations amount to  $22 for 2011,  $26 for 2012,  $26 for 2013,  $26 for 2014,  $26 for 2015 and  $6 for 2016. The contract expires in 2016. Ocean Rig entered into a five year office lease agreement with Vestre Svanholmen 6 AS which commenced on July 1, 2007. This lease includes an option for an additional five years term which must be exercised at least six months prior to the end of the term of the contract which expires in June 2012. As of December 31, 2010, the future obligations amount to  $646 for 2011 and  $323 for 2012. Other lease agreements relating to office and housing, had as December 31, 2010, future obligations amounting to  $290 for 2011,  $45 for 2012,  $33 for 2013,  $33 for 2014 and  $24 for 2015.

Accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Loss [Abstract]
Accumulated other comprehensive loss
17. Accumulated other comprehensive loss:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:
	Cash Flow hedges Unrealized Gain/(loss)	Cash flow hedges Realized Gain/(loss)	Actuarial pension Gain/(Loss)	Total
Balance at December 31, 2009 (as restated)	$(30,408)	(5,262)	2,271	$(33,399)
Balance at December 31, 2010	$(27,752)	(13,105)	2,103	$(38,754)

Voyage and Vessel and Drilling Rig Operating Expenses	12 Months Ended
Dec. 31, 2010
Voyage And Vessel And Drilling Rig Operating Expenses [Abstract]
Voyage and Vessel and Drilling Rig Operating Expenses
18. Voyage and Vessel and Drilling Rig Operating Expenses:
The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
Vessel Voyage Expenses	2008	2009	2010
Port charges	$1,041	$1,078	$857
Bunkers	5,952	4,601	1,305
Gain on sale of bunkers	(9,473)	(2,146)	(17)
Commissions charged by third parties	39,181	19,809	19,674
Charter in – hire expense	5,935	-	-
	42,636	23,342	21,819
Commissions charged by a related party	10,536	5,437	5,614
Total	$53,172	$28,779	$27,433

	Year ended December 31,
Vessel Operating Expenses	2008	2009	2010
Crew wages and related costs	$36,723	$36,560	$36,271
Insurance	7,596	7,695	6,663
Repairs and maintenance	18,278	12,897	10,566
Spares and consumable stores	16,599	18,137	17,436
Tonnage taxes	515	316	309
Total	$79,711	$75,605	$71,245

	For the period
	from May 15,
	2008 to	Year ended	Year ended
	December 31,	December 31,	December 31,
Rig Operating Expenses	2008	2009	2010
Crew wages and related costs	$51,890	$69,983	$60,540
Insurance	12,686	7,869	7,918
Repairs and maintenance	21,604	48,430	50,911
Total rig operating expenses	$86,180	$126,282	$119,369
Total	$165,891	$201,887	$190,614

Interest and Finance Costs	12 Months Ended
Dec. 31, 2010
Interest And Finance Costs [Abstract]
Interest And Finance Costs
19. Interest and finance Costs:
The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
	2008	2009	2010
		(As restated)
Interest incurred on long-term debt	$106,200	$94,717	$99,044
Long-term debt commitment fees	3,208	5,869	6,376
Bank charges	817	503	2,474
Amortization and write-off of financing fees	15,848	12,745	9,249
Amortization of convertible notes discount	-	1,769	26,516
Amortization of share lending agreement- note issuance costs	-	195	2,617
Other	179	15	-
Capitalized interest	(13,058)	(31,383)	(78,451)
Total	$113,194	$84,430	$67,825

Segment information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment Reporting

20. Segment information:

The Company has three reportable segments of which it derives its revenues from: Drybulk carrier, Tanker and Drilling Rig segments. The reportable segments reflect the internal organization of the Company and are a strategic business that offers different products and services. The Drybulk business segment consists of transportation and handling of Drybulk cargoes through ownership and trading of vessels. The Drilling Rig business segment consists of trading of the drilling rigs through ownership and trading of such drilling rigs. The Tanker business segment consists of vessels under construction for the transportation of crude and refined petroleum cargoes.

The table below presents information about the Company's reportable segments as of and for the year ended December 31, 2008, 2009 and 2010.

The accounting policies followed in the preparation of the reportable segments are the same as those followed in the preparation of the Company's consolidated financial statements.

The Company measures segment performance based on net income. Summarised financial information concerning each of the Company’s reportable segments is as follows:

							Tanker
	Drybulk Segment			Drilling Rigs Segment			Segment	TOTAL
	2008	2009	2010	2008	2009	2010	2010	2008	2009	2010
					(As restated)				(As restated)

Revenues	$861,296	$444,385	$457,804	$219,406	$375,449	$401,941	$—	$1,080,702	$819,834	$859,745
Vessel and rig operating expenses	79,711	75,605	71,245	86,180	126,282	119,369	—	165,891	201,887	190,614
Depreciation and amortization	110,507	117,522	117,799	47,472	78,787	75,092	—	157,979	196,309	192,891
(Gain)/loss on sale of assets	(223,022)	(2,432)	(10,893)	—	387	1,458	—	(223,022)	(2,045)	(9,435)
Impairment charge	—	1,578	3,588	—	—	—	—	—	1,578	3,588
General and administrative expenses	75,364	72,868	66,685	13,994	17,955	20,579	—	89,358	90,823	87,264
Gain/(loss) on interest rate swaps	(145,021)	1,098	(80,202)	(62,915)	22,062	(40,303)	—	(207,936)	23,160	(120,505)
Income taxes	—	—	—	(2,844)	(12,797)	(20,436)	—	(2,844)	(12,797)	(20,436)
Net income/(loss)	427,544	(138,874)	20,373	(772,001)	126,843	170,077	—	(344,457)	(12,031)	190,450
Net income/(loss) attributable to Dryships Inc.	427,544	(138,874)	20,373	(788,826)	119,665	167,954	—	(361,282)	(19,209)	188,327
Interest and finance cost	(49,700)	(40,528)	(91,421)	(63,494)	(43,902)	23,596	—	(113,194)	(84,430)	(67,825)
Interest income	7,425	2,995	9,402	5,660	7,419	12,464	—	13,085	10,414	21,866
Change in fair value of derivatives	139,537	(33,950)	15,320	65,427	(26,280)	33,119	—	204,964	(60,230)	48,439
Equity in loss of investee	—	—	—	(6,893)	—	—	—	(6,893)	—	—
Goodwill impairment charge	—	—	—	700,457	—	—	—	700,457	—	—
Total assets	$2,419,159	$2,680,421	$2,470,323	$2,423,521	$3,126,574	$4,389,905	$124,266	$4,842,680	$5,806,995	$6,984,494

Earnings per share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings Per Share
21. Earnings per share:
The Company calculates basic and diluted earnings per share as follows:

	For the year ended December 31,
	2008			2009(As restated)			2010
		Weighted-			Weighted-			Weighted-
		average			average			average
		number of			number of			number of
		outstanding			outstanding			outstanding
	Income	shares	Amount	Income	shares	Amount	Income	shares	Amount
	(numerator)	(denominator)	per share	(numerator)	(denominator)	per share	(numerator)	(denominator)	per share
Net income/(loss) attributable to DryShips Inc.	$(361,282)	-	$-	$(19,209)	-	$-	$188,327	-	$-
Less: Series A Convertible	-	-	-	(7,497)	-	-	(13,624)	-	-
Preferred stock dividends
Less: Non-vested common stock dividends declared and undistributed earnings	(527)	-	-	-	-	-	(2,139)	-	-
Basic EPS
Income/(loss) available to common stockholders	$(361,809)	44,598,585	$(8.11)	$(26,706)	209,331,737	$(0.13)	$172,564	268,858,688	$0.64
Dilutive effect of securities
Preferred stock dividends	-	-	-	-	-	-	13,624	36,567,164
Diluted EPS
Income/(loss) available to common stockholders	$(361,809)	44,598,585	$(8.11)	$(26,706)	209,331,737	$(0.13)	$186,188	305,425,852	$0.61

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW (Note 3). The aggregate face value of these shares was  $280,000. The Series a Convertible Preferred Stock accrues cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Such accrued dividends are payable in additional shares of preferred stock immediately prior to any conversion. As of December 31, 2010, the fair value of the stock dividends amounted to  $21,121.

Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities and, thus, are included in the two-class method of computing earnings per share. This method was adopted on January 1, 2009 and was applied retroactively to all periods presented.

The warrants discussed in Note 3, were not included in the computation of diluted earnings per share because the effect is anti-dilutive for the years ended December 31, 2009 and 2010 since they are out-of-the-money.

Non-vested, participating restricted common stock does not have a contractual obligation to share in the losses and was therefore, excluded from the basic loss per share calculation for the year ended December 31, 2008 and 2009 due to the losses in 2008 and 2009. As of December 31, 2010 no restricted stock was included in the computation of diluted earnings per share.

In relation to the Convertible Senior Notes due in fiscal year 2014 (Note 11), upon conversion, the Company may settle its conversion obligations, at its election, in cash, shares of Class A common stock or a combination of cash and shares of Class A common stock. The Company has elected on conversion, any amount due up to the principal portion of the notes to be paid in cash, with the remainder, if any, settled in shares of Class A common shares. Based on this presumption, and in accordance with ASC 260 “Earnings Per Share”, any dilutive effect of the Convertible Senior Notes under the if-converted method is not included in the diluted earnings per share presented above. As of December 31, 2010, none of the shares were dilutive since the average share price for the period the Notes were issued until December 31, 2009 and 2010 did not exceed the conversion price. The 26,100,000 loaned shares of common stock issued during 2009 and the 10,000,000 issued during 2010 are excluded in computing earnings per share as no default has occurred as set out in the share lending agreement.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

22. Income Taxes:

22.1 Drybulk Carrier Segment

Neither the Marshall Islands nor Malta imposes a tax on international shipping income earned by a “non-resident” corporation thereof. Under the laws of the Marshall Islands and Malta, the countries in which Dryships and the vessels owned by subsidiaries of the Company are registered, the Company's subsidiaries (and their vessels) are subject to registration fees and tonnage taxes, as applicable, which have been included in Vessels' operating expenses in the accompanying consolidated statements of operations.

Pursuant to Section 883 of the United States Internal Revenue Code (the “Code”) and the regulations there under, a foreign corporation engaged in the international operation of ships is generally exempt from U.S. federal income tax on its U.S.-source shipping income if the foreign corporation meets both of the following requirements: (a) the foreign corporation is organized in a foreign country that grants an “equivalent exemption” to corporations organized in the United States for the types of shipping income (e.g., voyage, time, bareboat charter) earned by the foreign corporation and (b) more than 50% of the value of the foreign corporation's stock is owned, directly or indirectly, by individuals who are “residents” of the foreign corporation's country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the United States (the “50% Ownership Test”). For purposes of the 50% Ownership Test, stock owned in a foreign corporation by a foreign corporation whose stock is “primarily and regularly traded on an established securities market” in the United States (the “Publicly-Traded Test”) will be treated as owned by individuals who are “residents” in the country of organization of the foreign corporation that satisfies the Publicly-Traded Test.

The Marshall Islands and Malta, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, each grants an “equivalent exemption” to United States corporations with respect to each type of shipping income earned by the Company's ship-owning subsidiaries. Therefore, the ship-owning subsidiaries will be exempt from United States federal income taxation with respect to U.S.-source shipping income if they satisfy the 50% Ownership Test.

The Company believes that it satisfied the Publicly-Traded Test for its 2008, 2009 and 2010 Taxable Years and therefore 100% of the stock of its Marshall Islands and Malta ship-owning subsidiaries will be treated as owned by individuals “resident” in the Marshall Islands. As such, each of the Company's Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income. The Company's ship-owning subsidiaries intend to take such position on their U.S. federal income tax returns for the 2010 taxable year.

22.2 Drilling Rig Segment

Ocean Rig UDW operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which Ocean Rig UDW operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.

The components of Ocean Rig UDW’s income/(losses) before taxes by country are as follows:

	Year Ended
	December 31, 2008	December 31, 2009	December 31, 2010
Cyprus	$(40,599)	$(24,617)	$(32,438)
Norway	(747,018)	499,879	14,811
Marshall Islands	12,883	(370,007)	174,794
Korea	-	499	-
UK	62	1,915	763
Canada	-	(485)	(683)
USA	13,820	(262)	-
Ghana	704	21,628	(2,050)
Total income/(loss) before taxes and equity in loss of investee	$(760,148)	$128,550	$155,197

The table below shows for each entity’s total income tax expense for the period and statutory tax rate:

	Year Ended
	December 31, 2008	December 31, 2009	December 31, 2010
Cyprus (10.0%)	$-	$-	$52
Norway (28.0%)	-	-	13
Turkey (*)	-	-	7,950
Korea (24.2%)	-	110	-
UK (28.0%)	366	727	765
Ireland (25.0%)	423	-	-
Canada (10%-19%)	-	45	82
USA (15.0%-35.0%)	1,399	470	-
Ghana (**)	656	11,445	11,365
Current Tax expense	$2,844	$12,797	$20,227
Deferred Tax expense/(benefit)	-	-	209
Income taxes	2,844	12,797	20,436
Effective tax rate	0%	10%	13%

(*) Ocean Rig 1 Inc. paid in 2010 withholding tax to Turkey authorities, based upon 5% of total contract revenues.
(**) Tax in Ghana is a withholding tax, based upon 5% of total contract revenues.

Taxes have not been reflected in Other Comprehensive income since the valuation allowances would result in no recognition of deferred tax. Up to December 15, 2009, when a corporate reorganization occurred, Ocean Rig's drilling operations were consolidated in Ocean Rig ASA, a company incorporated and domiciled in Norway. Subsequently, many of the activities and assets have moved to jurisdictions that do not have corporate taxation. As a result, net deferred tax assets were reversed in 2009. The net deferred tax assets of  $91.6 million consisted of gross deferred tax assets of  $105.1 million net of gross deferred tax liabilities of  $13.5 million. However, a corresponding amount ( $91.6 million) of valuation allowance was also reversed. As a result, there was no impact on deferred tax expense for the change of tax status of these entities in 2009.

Reconciliation of total tax expense:
	Year Ended
	December 31, 2008	December 31, 2009	December 31, 2010
Statutory tax rate multiplied by profit/(loss) before tax*	$(212,816)	$-	$-
Change in valuation allowance	115,407	(93,358)	(14,922)
Differences in tax rates	135,908	138,865	14,177
Effect of permanent differences	(74,929)	21,317	40
Adjustments in respect to current income tax of previous years	-	-	281
Effect of exchange rate differences	39,274	(65,472)	1,465
Withholding tax	-	11,445	19,395
Total	$2,844	$12,797	$20,436

*       Ocean Rig has for 2008 and 2009 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2008 most of its activities were domiciled in Norway with tax rate 28%. During 2009 and 2010, most of its activities were re-domiciled to Marshall Islands with tax rate of zero.

Ocean Rig is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect. The significant components of deferred tax assets and liabilities are as follow:

	Year Ended
	December 31, 2009	December 31, 2010
Deferred tax assets
Net operations loss carry forward	$65,045	$49,707
Accrued expenses	728	944
Accelerated depreciation of assets	9	8
Pension	—	157
Total deferred tax assets	$65,782	$50,816
Less: valuation allowance	(65,552)	(50,630)
Total deferred tax assets, net	230	186
Deferred tax liabilities
Depreciation and amortization	$(122)	$(395)
Pension	(108)	—
Total deferred tax liabilities	$(230)	$(395)

The amounts above are reflected in the Consolidated Balance Sheet as follows:
Net deferred tax liability	$—	$(209)
Non-current deferred tax liabilities	$—	$(209)

Ocean Rig ASA filed for liquidation in 2008 and on December 15, 2009 it distributed all significant assets to Primelead Ltd., a subsidiary of Dryships, as a liquidation dividend, including the shares in all its subsidiaries. The statute of limitation under Norwegian tax law is two years after the fiscal year, if correct and complete information is disclosed in the tax return. The tax treatment of the liquidation is therefore subject to audit by the tax authorities until the end of 2011. The company does not expect any adverse tax effects from this transaction.

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses (“NOL”) incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2010, the valuation allowance for deferred tax assets is reduced from  $65,552 in 2009 to  $50,630 in 2010 reflecting a reduction in net deferred tax assets during the period. The decrease is primarily a result of the reduction of deferred tax asset due to utilization of tax loss carry forwards in Norway and in Cyprus in 2010.

The table below explains the “Net operations loss carry forward” in 2009 and 2010 for the countries the Company is operating in.

	Year Ended
	December 31, 2009	December 31, 2010
Norway
Net operations loss carry forward	$183,998	$144,189
Tax rate	28%	28%
Net operations loss carry forward, tax effect	51,520	40,373

Cyprus
Net operations loss carry forward	$57,112	$89,832
Tax rate	10%	10%
Net operations loss carry forward, tax effect	5,711	8,983

Canada
Net operations loss carry forward	$24,419	$879
Tax rate	32%	32%
Net operations loss carry forward, tax effect	7,814	281

UK
Net operations loss carry forward	$—	$249
Tax rate	28%	28%
Net operations loss carry forward, tax effect	—	70

Accumulated
Net operations loss carry forward	$265,529	$235,149
Net operations loss carry forward, tax effect	65,045	49,707

The Company has tax losses, which arose in Norway of  $183,998 and  $144,146 at December 31, 2009 and 2010, respectively, that are available indefinitely for offset against future taxable profits of the companies in which the losses arose. However, all of these amounts are related to Ocean Rig ASA, Ocean Rig Norway AS, Ocean Rig 1 AS and Ocean Rig 2 AS that are under liquidation. Upon liquidation the tax losses will not be available.

The Company had tax losses, which arose in Cyprus of  $57,112 and  $89,832 at December 31, 2009 and 2010, respectively that are available indefinitely for offset against future taxable profits of the company in which the losses arose. A 100% valuation allowance in the assets resulting from the loss carry forward has been provided for as the Company is not profitable.

The Company had tax losses, which arose in Canada of  $24,419 and  $879 at December 31, 2009 and 2010, respectively, that are available indefinitely for offset against future taxable profits of the company in which the losses arose. The tax loss in Canada may be deducted in the future only against income and proceeds of sale derived from resource properties owned at the time of the acquisition of control, or the Weymouth well. The possibility for utilization of this tax position for the period after the change of control in Ocean Rig on May 14, 2008, expired. The tax loss carry forward per December 31, 2010 therefore only reflects tax losses after May 14, 2008.

The Company had tax losses, which arose in UK of  $249 at December 31, 2010 that are available indefinitely for offset against future taxable profits of the company in which the losses arose. A 100% valuation allowance in the assets resulting from the loss carry forward has been provided for as the Company is not profitable.

The Company's income tax returns are subject to review and examination in the various jurisdictions in which the Company operates. Currently one tax audit is open. The Company may contest any tax assessment that deviates from its tax filing. However, this review is not expected to incur any tax payables.

The Company accrues for income tax contingencies that it believes are more likely than not exposures in accordance with the provisions of guidance related to accounting for uncertainty in income taxes.

The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense. During the year ended December 31, 2008, 2009 and 2010, the Company did not incur any interest or penalties.

Ocean Rig UDW, and/or one of its subsidiaries, filed federal and local tax returns in several jurisdictions throughout the world. The amount of current tax benefit recognized during the years ended December 31, 2008, 2009 and 2010 from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant.

Ocean Rig UDW, is incorporated in Marshall Island and headquarted in Cyprus. Some of its subsidiaries are incorporated and domiciled in Norway, and as such, are in general subject to Norwegian income tax of 28%. Participation exemption normally applies to equity investments in the EEA (European Economic Area) except investments in low-tax countries. The model may also apply to investments outside of the EEA (except low-tax countries) to the extent the investment for the last two years have constituted at least 10% of the capital and votes in the entity in question. The Norwegian entities are subject to the Norwegian participation exemption model which provides that only 3% of dividend income and capital gains that are received by Norwegian companies are subject to tax. In effect this gives an effective tax of total income under the participation exemption for Norwegian companies of 0.84% (3% x 28%). After a restructuring of the Norwegian entities late in 2009, all Norwegian companies are owned directly by Primelead Ltd in Cyprus and the participation exemption model is therefore not relevant for 2010.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

23. Subsequent Events:

23.1 On January 3, 2011 the Company took delivery of its newbuilding drillship, the Ocean Rig Corcovado, the first to be delivered of the four sister drillship vessels that are being constructed at Samsung Heavy Industries. In connection with the delivery of “Ocean Rig Corcovado”, the final yard installment of  $289,000 was paid and the pre-delivery loan from DVB Bank of  $115,000 was repaid in full.

23.2 On January 4, 2011 the Company announced that it had entered into firm contracts with Cairn Energy PLC for the “Leiv Eiriksson” and the “Ocean Rig Corcovado” for a period of approximately 6 months each. The total contract value including mobilization for the “Leiv Eiriksson” is approximately  $95,000. The mobilization period will start in direct continuation from the agreed release date from Petrobras. The total contract value including mobilization and winterization of the “Ocean Rig Corcovado” is approximately  $142,000.

23.3 On January 4, 2011 the Company announced that it had entered into a firm contract with Petrobras Tanzania for its 3rd drillship newbuilding the “Ocean Rig Poseidon”. As part of this agreement the Leiv Eiriksson will be released early from the existing contract and will be made available in second quarter 2011. The firm contract period is for about 600 days plus a mobilization period. The total contract value including mobilization is  $353,000.

23.4 On January 5, 2011 the Company drew down the full amount of the  $325,000 Deutsche Bank credit facility, with its subsidiary Drillships Hydra Owners Inc. as borrower, for the purpose of (i) meeting the ongoing working capital needs of Drillships Hydra Owners Inc, (ii) financing the partial repayment of existing debt in relation to the purchase of the drillship identified as Samsung Hull 1837, or “Ocean Rig Corcovado”, and (iii) financing the payment of the final installment associated with the purchase of said drillship. Dry Ships., Drillships Holdings Inc and Ocean Rig UDW Inc. are joint guarantors and guarantee all obligations and liabilities of Drillships Hydra Owners Inc.

23.5 On January 18, 2011, the Company took delivery of its newbuilding tanker Saga. On the same day the MT Saga was employed in the Sigma Tankers Inc. pool. Sigma is a spot market pool managed by Heidmar Inc. and George Economou is the chairman of the Board of Directors of Heidmar Inc.

23.6 The vessels Capri, Capitola and Samatan, are on long term time charters to Korea Line Corporation (“KLC”) pursuant to charterparties respectively dated May 6, 2008, March 3, 2008 and March 3, 2008 (the “Original Charterparties”). On January 25, 2011 KLC filed with the 4th Bankruptcy Division of the Seoul Central District Court (the “Seoul Court”) an application for rehabilitation pursuant to the Debtor Rehabilitation & Bankruptcy Act. On February 15, 2011 KLC's application was approved by the Seoul Court, and Joint Receivers of KLC were appointed. Upon and with effect from March 14, 2011 the shipowning companies' Original Charterparties with KLC were terminated by the Joint Receivers, and the shipowning companies entered into New Charterparties with the Joint Receivers at reduced rates of hire and others terms, with the approval of the Seoul Court. On April 1, 2011 the shipowning companies filed claims in the corporate rehabilitation of KLC for (i) outstanding hire due under the Original Charterparties, and (ii) damages and loss caused by the early termination of the Original Charterparties.

23.7 On February 7, 2011, the Company entered into a  $70,000 term loan facility to partially finance the acquisition cost of the newbuilding tankers MT Saga and MT Vilamoura. The loan bears interest at LIBOR plus a margin, and is repayable in twenty quarterly installments plus a balloon payment through January 2016. As of March 30, 2011, the Company has drawn down the full amount available under this facility.

23.8 On February 14 and April 12, 2011 and upon the delivery of Drillship Hull 1837 and Hull 1838, 50% of the shares of Series A Convertible Preferred Stock held by each holder, amounting to 26,119,402 were converted, at the conversion price, into 20,485,806 shares of common stock.

23.9 Pursuant to the Drillship Master Agreement dated November 22, 2010, on February 25, 2011 and on March 18, 2011 the Company made additional payments to Samsung totaling  $20,000 in exchange for certain amendments to the originally agreed terms and conditions.

23.10 On March 17, 2011, the Company's vessel Oliva, was reported to have run aground in a group of islands in the South Atlantic Ocean. Salvors report that there are no salvage prospects for the vessel or the cargo. The Company expects that most losses will be covered by insurance.

23.11 On March 18, 2011, the Company repaid the second and final  $115,000 tranche of the pre-delivery financing for hulls 1837 and 1838.

23.12 On March 23, 2011, the Company took delivery of its newbuilding tanker Vilamoura. On March 24, 2011, the MT Vilamoura was employed in the Blue Fin Tankers Inc. spot pool. Blue Fin is a spot market pool managed by Heidmar Inc. and George Economou is the chairman of the Board of Directors of Heidmar Inc.

23.13 On March 25, 2011, the Company received signed commitments from all lenders participating in an  $800,000 Syndicated Secured Term Loan Facility to partially finance the construction costs of the Ocean Rig Corcovado and the Ocean Rig Olympia. This facility has a five year term and a twelve year repayment profile, and bears interest at LIBOR plus a margin. The facility is guaranteed by Dryships Inc and Ocean Rig UDW Inc. and certain financial covenants on both entities. This new facility is subject to acceptable documentation customary in such loans. Upon drawdown, the Company expects to prepay its  $325 million Bridge Loan Facility.

23.14 On March 28, 2011, the Company received a confirmation from the Agent of its two  $562,000 Loan Agreements to finance Hulls 1865 and 1866 that it received signed consent for the restructuring of these facilities. The material terms of this restructuring are as follows: Maximum amount per facility is reduced from  $562,500 to  $495,000, Ocean Rig guarantee will be provided, financial covenants on Ocean Rig guarantee, full drawdowns will be allowed for Hull 1865 against the Petrobras charter, and cash collateral will be released, for Hull 1866 and the Company has up to one month prior to delivery of hull 1866 to execute a charter acceptable to the lenders.

23.15 On March 30, 2011 the Company took delivery of its newbuilding drillship Ocean Rig Olympia (Hull 1838). In connection with the delivery, the final yard installment of  $288,400 was paid.

23.16 On March 30, 2011 the Company received a firm commitment from an international lender for a  $32,300 secured term loan facility to partially finance the construction cost of the newbuilding tanker MT Daytona, which is scheduled to be delivered in April 2011. This facility is subject to completion of definite documentation, which the Company expects to occur in April 2011.

23.17 In March 2011, A U.S. District Court in Maryland resolved a case in which Cardiff, the former manager of the Company's vessel, M/V Capitola, entered into a comprehensive settlement with the U.S. Department of Justice in connection with an investigation into MARPOL violations involving that vessel. The court applied a fine of approximately  $2,400 and instructed Cardiff to implement an Environmental Compliance Plan, or ECP, which the vessels' current operator, TMS Bulkers, will carry out.

23.18 On April 4, 2011 the Company delivered the MV Primera to her new owners.

23.19 On April 4, 2011, Ocean Rig UDW commenced an offer through a private placement, subject to market and other conditions, of approximately  $500,000 of Senior Unsecured Bonds due 2016. The proceeds of the offering are expected to be used to finance Ocean Rig's newbuildings drillships program and general corporate purposes.

23.20 On April 12, 2011 the Company concluded an order for two 176,000 dwt dry bulk vessels, namely hull number H1241 and H1242, with an established Chinese shipyard, for a price of  $54,164 each. The vessels are expected to be delivered in the third and the fourth quarter of 2012, respectively.

23.21 On April 12, 2011, Ocean Rig UDW announced the pricing of  $500 million aggregate principal amount of 9.5% Senior Unsecured Bonds Due 2016 offered in a private placement. The proceeds of the offering are expected to be used to finance Ocean Rig's newbuilding drillships program and general corporate purposes. The offering is scheduled to close on April 27, 2011, subject to customary closing conditions.

Schedule I - Condensed Financial Information of Dryships Inc.	12 Months Ended
Dec. 31, 2010
Condensed Financial Information Of Parent Company Only Disclosure [Abstract]
Schedule I- Condensed Financial Information of Dryships Inc.
	2009	2010
	(As restated)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$ 208	$ 9,671
Restricted cash	25,851	8,280
Due from related parties	27,576	21,331
Financial instruments	559	-
Other current assets	432	531
Total current assets	54,626	39,813

NON-CURRENT ASSETS:
Restricted cash	-	48,000
Investments in subsidiaries*	4,100,536	5,221,810
Total non-current assets	4,100,536	5,269,810
Total assets	$ 4,155,162	$ 5,309,623

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$ 593,578	$ 87,239
Due to subsidiaries*	331,856	818,904
Financial instruments	54,089	48,672
Other current liabilities	7,166	11,368
Total current liabilities	986,689	966,183

NON-CURRENT LIABILITIES
Long term debt, net of current portion	323,630	930,073
Financial instruments	32,301	50,114
Total non-current liabilities	355,931	980,187
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized; 100,000,000 shares designated as Series A Convertible preferred stock; 52,238,806 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2009 and 2010	522	522
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2009 and 2010; 280,326,271 and 369,649,777 shares issued and outstanding at December 31, 2009 and 2010, respectively	2,803	3,696
Accumulated other comprehensive loss	(33,399)	(38,754)
Additional paid-in capital	2,681,974	3,062,444
Retained earnings	160,642	335,345
Total stockholders’ equity	2,812,542	3,363,253
Total liabilities and stockholders’ equity	$ 4,155,162	$ 5,309,623

*Eliminated in consolidation

	2008	2009	2010
		(As restated)
EXPENSES:
Contract termination fees	-	$ 212,586	$ -
Loss on contract cancellation	-	69	-
General and administrative expenses	56,351	54,433	43,775
Operating loss	56,351	267,088	43,775

OTHER INCOME / (EXPENSES):
Interest and finance costs	(31,489)	(26,395)	(77,731)
Interest income	2,556	74	479
Gain/(loss) on interest rate swaps	(115,613)	4,139	(64,162)
Other, net	90	(9,787)	(1,728)
Total other expenses, net	(144,456)	(31,969)	(143,142)

Equity in earnings/(loss) of subsidiaries*	(160,475)	279,848	375,244

Net income/(loss)	$ (361,282)	$ (19,209)	$ 188,327

Earnings/(loss) per share, basic	(8.11)	(0.13)	0.64
Weighted average number of shares, basic	44,598,585	209,331,737	268,858,688
Earnings/(loss) per share, diluted	(8.11)	(0.13)	0.61
Weighted average number of shares, diluted	44,598,585	209,331,737	209,331,737

*Eliminated in consolidation

	2008	2009	2010
Net Cash Provided by/(Used in) Operating Activities	934,909	(443,323)	(106,952)

Cash Flows from Investing Activities:
Proceeds of sale of subsidiary	-	100	-
Investments in subsidiaries	(1,450,562)	(817,565)	(762,639)
Restricted cash	(2,227)	(11,525)	(30,429)
Net Cash Used in Investing Activities	(1,452,789)	(828,990)	(793,068)

Cash Flows from Financing Activities:
Proceeds from long-term debt	49,400	-	-
Due to subsidiaries	-	-	425,467
Proceeds from issuance of convertible notes	-	447,810	237,202
Payment of short term credit facility	(30,076)	-	-
Principal payments of long-term debt	(128,996)	(75,171)	(94,746)
Net proceeds from common stock issuance	662,664	950,555	341,774
Proceeds from share-lending arrangement	-	261	100
Acquisition of noncontrolling interests	-	(50,000)	-
Dividends paid	(33,244)	-	-
Payment of financing costs	(1,405)	(1,973)	(314)
Net Cash Provided by Financing Activities	518,343	1,271,482	909,483
Net increase/(decrease) in cash and cash equivalents	463	(831)	9,463
Cash and cash equivalents at beginning of year	576	1,039	208
Cash and cash equivalents at end of year	1,039	208	9,671

Information of Dryships Inc. (Parent Company Only)

In the condensed financial information of the Parent Company, the Parent Company's investment in subsidiaries is stated at cost plus equity in undistributed earnings of subsidiaries. The Parent Company, during the years ended December 31, 2008, 2009 and 2010, received cash dividends from its subsidiaries of  $33,244,  $0 and  $0, respectively, which are included in equity in earnings/(loss) of subsidiaries in the condensed statements of operations.

There are no legal or regulatory restrictions on the Parent Company's ability to obtain funds from its subsidiaries through dividends, loans or advances sufficient to satisfy the obligations discussed below that are due on or before December 31, 2011.

The Parent Company is the borrower under the HSH facility and the HSH bridge facility bank loan agreements and guarantor under the remaining loans outstanding at December 31, 2009 and 2010.

In November 2009 and April 2010, the Parent Company issued  $400,000 and  $220,000, respectively, aggregate principal amount of 5% Convertible unsecured Senior Notes (the “Notes”), which are due December 1, 2014. The full over allotment option granted was exercised and an additional  $60,000 and  $20,000, respectively, Notes were purchased. Accordingly,  $460,000 and  $240,000, respectively, in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately  $447,810 and  $237,202, respectively, after underwriter commissions.

The principal payments required to be made after December 31, 2010 for the loans discussed above are as follows:

Year ending December 31,	Amount
2011	$88,291
2012	66,540
2013	66,029
2014	58,717
2015 and thereafter	923,914
Less-Financing fees	-186,179
$1,017,312

The Parent Company was in default of certain of its financial covenants for its HSH facility as of December 31, 2009. In accordance with relevant guidance, the Parent Company has classified all of its long-term debt in breach as current at December 31, 2009. Based on its loan agreements, the Company is required to meet certain value-to-loans ratios. However, according to the loan agreements, value–to-loan ratio shortfalls can be remedied by providing additional collateral or repaying the portion of the loan equal to the shortfall to bring the Company into compliance with the required value-to-loans ratio. As a result,  $21,000 has been classified as current liabilities as of December 31, 2010, in addition to the required scheduled payments, representing payments that could be required by the lenders to satisfy value-to-loan shortfalls in accordance with the terms of the loans.

See Note 10 “Long-term Debt” to the consolidated financial statements for further information.

The condensed financial information of the Parent Company should be read in conjunction with the Company's consolidated financial statements.

In 2011 and subsequent to the issuance of the Parent Company's 2009 consolidated financial statements, the Parent Company's management determined that the amount of interest capitalized pursuant to ASC 835-20, Capitalization of Interest (ASC 835-20) for four drillships under construction acquired by its consolidated subsidiary, Ocean Rig UDW (the “Subsidiary”) was erroneously calculated for the year ended December 31, 2009. The errors comprised the following:

•        From the amount of the expenditures for the qualifying assets the Subsidiary erroneously excluded the portion of the purchase price of two drillships under construction that was paid for in shares of stock of Ocean Rig UDW.

•       From the calculation of the capitalization rate used to determine capitalized interest, the Subsidiary erroneously excluded its variable rate loan.

In addition, the Subsidiary erroneously accounted for under ASC 815-30, Cash Flow Hedges (ASC 815-30) the settlement payments made in 2009 on interest rate swaps that were designated and effective as cash flow hedges on variable rates loan, interest of which was capitalized as cost of drillships under construction, by immediately reclassifying the entire net settlement payments from accumulated other comprehensive loss to interest and finance costs in the statement of operations. Accordingly, a portion of the net settlement payments on the foregoing interest rate swaps is reclassified back to accumulated other comprehensive loss and will be reclassified to interest and finance costs at the same time that the capitalized interest on the hedged variable rate debts is recognized in income through depreciation.

The correction of the above errors results in an increase in the Parent Company's: (i) equity in earnings of subsidiary by  $13.2 million, (ii) investments in subsidiaries by  $7.9 million and (iii) accumulated other comprehensive loss by  $5.3 million.

The impact of the foregoing errors is shown below:

Statement of Operations	For the Year Ended December 31, 2009

	as previously reported	as restated

Equity in earnings of subsidiaries	$266,679	$279,848
Net loss	-32,378	-19,209
Loss per common share, basic and diluted	( $0.19)	( $0.13)

Balance Sheet	As at December 31, 2009

	as previously reported	as restated

Investments in subsidiaries	$4,092,629	$4,100,536
Total assets	$4,147,255	$4,155,162
Accumulated other comprehensive loss	( $28,137)	( $33,399)
Total stockholders’ equity	$2,804,635	$2,812,542
Total liabilities and stockholders’ equity	$4,147,255	$4,155,162